UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2017

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

	Shares	Value
Common Stocks—61.5%
Consumer Discretionary—10.2%
Auto Components—0.9%
Adient plc[1]	7,240	$459,667
Bridgestone Corp.	91,400	3,344,348
Continental AG	13,894	2,703,374
Delphi Automotive plc	12,930	905,876
Koito Manufacturing Co. Ltd.	21,700	1,145,582
Valeo SA	82,667	5,058,250
		13,617,097

Automobiles—0.7%
Astra International Tbk PT	1,250,500	743,660
Bayerische Motoren Werke AG	13,418	1,215,371
Hero MotoCorp Ltd.	57,543	2,686,777
Suzuki Motor Corp.	84,200	3,246,651
Tata Motors Ltd., Sponsored ADR	61,790	2,407,338
		10,299,797

Diversified Consumer Services—0.2%
Dignity plc	38,581	1,188,401
Estacio Participacoes SA	132,700	669,585
Kroton Educacional SA	137,554	589,748
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	22,410	1,065,596
		3,513,330

Hotels, Restaurants & Leisure—1.7%
Accor SA	34,740	1,410,190
Carnival Corp.	103,560	5,735,153
Cedar Fair LP2	12,348	772,120
China Lodging Group Ltd., Sponsored ADR[1]	15,560	840,707
Crown Resorts Ltd.	84,100	728,343
Domino’s Pizza Group plc	399,870	1,824,569
Galaxy Entertainment Group Ltd.	279,000	1,324,434
Genting Bhd	619,600	1,147,066
Genting Malaysia Bhd	453,100	515,715
International Game Technology plc	58,084	1,533,998
Jollibee Foods Corp.	135,080	558,594
McDonald’s Corp.	28,430	3,484,665
Melco Crown Entertainment Ltd., ADR	34,250	576,770
Sands China Ltd.	415,200	1,833,957
Starbucks Corp.	12,300	679,206
Whitbread plc	27,847	1,377,108
William Hill plc	347,798	1,137,194
		25,479,789

Household Durables—0.7%
Newell Brands, Inc.	13,360	632,329
SEB SA	18,830	2,372,401
Sony Corp.	134,500	4,087,961

1 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Household Durables (Continued)
Whirlpool Corp.	19,940	$3,487,306
		10,579,997

Internet & Catalog Retail—0.7%
Amazon.com, Inc.[1]	5,246	4,319,976
Ctrip.com International Ltd., ADR[1]	38,850	1,678,709
JD.com, Inc., ADR[1]	89,621	2,545,236
Priceline Group, Inc. (The)[1]	1,090	1,716,892
		10,260,813

Leisure Products—0.2%
Nintendo Co. Ltd.	14,300	2,912,712

Media—1.6%
Comcast Corp., Cl. A	144,752	10,917,196
DISH Network Corp., Cl. A1	10,610	627,794
ProSiebenSat.1 Media SE	42,387	1,802,683
SES SA, Cl. A, FDR	68,640	1,336,904
SKY Perfect JSAT Holdings, Inc.	138,800	623,105
Technicolor SA	264,210	1,124,133
Walt Disney Co. (The)	44,670	4,942,735
Zee Entertainment Enterprises Ltd.	409,457	2,953,167
		24,327,717

Multiline Retail—0.2%
Dollarama, Inc.	44,161	3,344,528

Specialty Retail—1.2%
AutoZone, Inc.[1]	4,770	3,458,155
Dufry AG1	17,055	2,428,729
Fast Retailing Co. Ltd.	1,700	533,435
Industria de Diseno Textil SA	155,364	5,132,882
Lowe’s Cos., Inc.	60,690	4,435,225
Tiffany & Co.	31,080	2,446,618
		18,435,044

Textiles, Apparel & Luxury Goods—2.1%
adidas AG	7,899	1,240,932
Brunello Cucinelli SpA	32,836	742,807
Burberry Group plc	97,362	2,012,359
Christian Dior SE	11,020	2,369,098
Cie Financiere Richemont SA	26,145	2,029,939
Hermes International	4,771	2,076,426
Kering	29,918	7,145,778
LVMH Moet Hennessy Louis Vuitton SE	41,540	8,408,607
NIKE, Inc., Cl. B	8,720	461,288
Pandora AS	17,893	2,348,091
Prada SpA	384,800	1,587,735

2 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Tod’s SpA	9,126	$658,645
		31,081,705

Consumer Staples—5.5%
Beverages—1.6%
Ambev SA, ADR	165,330	891,129
Anadolu Efes Biracilik Ve Malt Sanayii AS	87,304	490,670
Anheuser-Busch InBev SA/NV	12,409	1,293,996
Coca-Cola Amatil Ltd.	156,917	1,161,610
Coca-Cola Co. (The)	7,620	316,763
Coca-Cola European Partners plc	31,340	1,082,170
Constellation Brands, Inc., Cl. A	6,070	909,043
Diageo plc	34,783	968,045
Dr Pepper Snapple Group, Inc.	10,220	932,064
Fomento Economico Mexicano SAB de CV	120,771	908,439
Fomento Economico Mexicano SAB de CV, Sponsored ADR	6,910	519,839
Heineken NV	28,086	2,104,907
Kweichow Moutai Co. Ltd., Cl. A	26,169	1,318,915
Molson Coors Brewing Co., Cl. B	10,170	981,608
Nigerian Breweries plc	712,630	326,407
PepsiCo, Inc.	45,170	4,687,743
Pernod Ricard SA	43,210	5,066,965
Wuliangye Yibin Co. Ltd., Cl. A	109,400	592,898
		24,553,211

Food & Staples Retailing—0.9%
Alimentation Couche-Tard, Inc., Cl. B	38,673	1,771,602
BIM Birlesik Magazalar AS	32,845	468,713
Costco Wholesale Corp.	4,625	758,269
CP ALL PCL	1,291,300	2,219,140
Kroger Co. (The)	20,180	685,313
Magnit PJSC	17,941	2,882,555
Rite Aid Corp.[1]	59,300	333,266
Shoprite Holdings Ltd.	24,379	324,071
SPAR Group Ltd. (The)	118,131	1,671,323
Walgreens Boots Alliance, Inc.	16,180	1,325,789
Wal-Mart Stores, Inc.	6,620	441,819
Whole Foods Market, Inc.	29,840	901,765
		13,783,625

Food Products—1.8%
Aryzta AG1	13,017	357,966
Barry Callebaut AG1	1,457	1,800,847
Danone SA	50,685	3,181,744
Inner Mongolia Yili Industrial Group Co. Ltd., Cl. A	67,400	181,486
Kraft Heinz Co. (The)	55,520	4,957,381
Mondelez International, Inc., Cl. A	95,150	4,213,242
Nestle SA	50,082	3,662,698
Saputo, Inc.	72,391	2,665,324

3 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food Products (Continued)
Tingyi Cayman Islands Holding Corp.	316,000	$359,199
Unilever plc	115,306	4,693,610
Want Want China Holdings Ltd.	1,066,000	761,357
		26,834,854

Household Products—0.6%
Colgate-Palmolive Co.	65,440	4,226,115
Kimberly-Clark de Mexico SAB de CV, Cl. A	152,706	274,312
Procter & Gamble Co. (The)	18,370	1,609,212
Reckitt Benckiser Group plc	22,463	1,929,095
Spectrum Brands Holdings, Inc.	7,880	1,051,113
		9,089,847

Personal Products—0.1%
LG Household & Health Care Ltd.	1,114	842,098

Tobacco—0.5%
Japan Tobacco, Inc.	14,300	460,466
KT&G Corp.	24,432	2,112,251
Philip Morris International, Inc.	40,540	3,897,110
Swedish Match AB	39,215	1,279,294
		7,749,121

Energy—2.6%
Energy Equipment & Services—0.4%
Halliburton Co.	20,431	1,155,782
Schlumberger Ltd.	11,065	926,251
TechnipFMC plc[1]	122,920	4,028,533
		6,110,566

Oil, Gas & Consumable Fuels—2.2%
Apache Corp.	17,600	1,052,832
Chevron Corp.	69,319	7,718,671
CNOOC Ltd.	1,409,000	1,770,998
Concho Resources, Inc.[1]	6,996	975,522
ConocoPhillips	16,294	794,495
Enbridge, Inc.	25,441	1,083,787
Hess Corp.	17,310	937,856
HollyFrontier Corp.	34,347	995,033
Husky Energy, Inc.[1]	43,982	567,499
Koninklijke Vopak NV	36,333	1,561,157
Magellan Midstream Partners LP2	41,965	3,358,459
Newfield Exploration Co.[1]	9,832	394,067
Noble Energy, Inc.	44,561	1,771,745
Novatek PJSC, Sponsored GDR	22,800	2,897,925
Phillips 66	7,869	642,268
Suncor Energy, Inc.	125,400	3,892,416

4 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
TOTAL SA	59,200	$2,999,319
		33,414,049

Financials—10.4%
Capital Markets—2.5%
Ameriprise Financial, Inc.	3,880	435,608
Bank of New York Mellon Corp. (The)	81,480	3,644,601
BlackRock, Inc., Cl. A	1,030	385,199
Charles Schwab Corp. (The)	22,740	937,798
CME Group, Inc., Cl. A	43,500	5,266,980
Credit Suisse Group AG1	72,552	1,101,339
Daiwa Securities Group, Inc.	295,000	1,882,438
Goldman Sachs Group, Inc. (The)	14,420	3,306,794
Intercontinental Exchange, Inc.	14,650	854,974
Nasdaq, Inc.	19,740	1,392,460
NEX Group plc	179,369	1,296,337
S&P Global, Inc.	60,190	7,233,634
TP ICAP plc	245,168	1,433,086
UBS Group AG	497,052	8,051,196
		37,222,444

Commercial Banks—3.3%
3SBio, Inc.[1,3]	96,500	93,756
Australia & New Zealand Banking Group Ltd.	99,900	2,223,646
Banco Bilbao Vizcaya Argentaria SA	153,433	1,045,066
Bank Mandiri Persero Tbk PT	724,100	591,201
Bank of America Corp.	213,870	4,842,017
Bank Pekao SA	31,191	1,053,877
BDO Unibank, Inc.	51,343	116,212
BOC Hong Kong Holdings Ltd.	467,000	1,867,463
Citigroup, Inc.	189,730	10,592,626
Commercial International Bank Egypt SAE	123,370	497,647
Credicorp Ltd.	660	108,029
Grupo Aval Acciones y Valores SA, ADR	109,430	910,458
Grupo Financiero Banorte SAB de CV, Cl. O	198,632	952,035
Grupo Financiero Inbursa SAB de CV, Cl. O	575,893	853,615
ICICI Bank Ltd., Sponsored ADR	645,270	5,000,842
JPMorgan Chase & Co.	53,550	4,531,937
KeyCorp.	50,240	902,813
Kotak Mahindra Bank Ltd.	86,168	980,382
Sberbank of Russia PJSC, Sponsored ADR	105,070	1,230,621
Societe Generale SA	48,130	2,360,543
Sumitomo Mitsui Financial Group, Inc.	23,800	934,146
Sumitomo Mitsui Trust Holdings, Inc.	54,600	2,036,572
SunTrust Banks, Inc.	46,160	2,622,811
US Bancorp	47,000	2,474,550
Zenith Bank plc	4,422,114	227,137
		49,050,002

5 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Consumer Finance—0.5%
Ally Financial, Inc.	45,210	$954,835
American Express Co.	34,800	2,658,024
Cholamandalam Investment & Finance Co. Ltd.	15,348	231,810
Discover Financial Services	40,890	2,832,859
Synchrony Financial	33,430	1,197,463
		7,874,991

Diversified Financial Services—1.0%
Berkshire Hathaway, Inc., Cl. B1	30,450	4,998,063
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	310,400	1,821,363
Grupo de Inversiones Suramericana SA	58,087	774,559
Hong Kong Exchanges & Clearing Ltd.	25,794	624,774
ING Groep NV	229,003	3,286,450
Kinnevik AB, Cl. B	55,789	1,433,353
Moscow Exchange (The)	247,876	554,119
ORIX Corp.	136,700	2,055,505
		15,548,186

Insurance—2.1%
AIA Group Ltd.	360,200	2,231,189
Allianz SE	18,560	3,141,403
American International Group, Inc.	40,640	2,611,526
Aon plc	7,280	820,456
China Pacific Insurance Group Co. Ltd., Cl. H	47,000	167,406
Dai-ichi Life Holdings, Inc.	152,300	2,764,865
FNF Group	45,350	1,603,576
Marsh & McLennan Cos., Inc.	18,390	1,250,888
MetLife, Inc.	75,680	4,117,749
Old Mutual plc	397,029	1,041,523
Ping An Insurance Group Co. of China Ltd., Cl. H	266,000	1,366,334
Progressive Corp. (The)	65,390	2,448,202
Prudential plc	372,411	7,199,699
Sul America SA	93,060	549,010
XL Group Ltd.	16,380	615,397
		31,929,223

Real Estate Investment Trusts (REITs)—0.3%
Crown Castle International Corp.	13,480	1,183,948
Digital Realty Trust, Inc.	4,450	478,953
HCP, Inc.	29,430	892,318
Mid-America Apartment Communities, Inc.	18,330	1,740,434
Simon Property Group, Inc.	4,900	900,473
		5,196,126

Real Estate Management & Development—0.4%
Ayala Land, Inc.	611,100	436,750
DLF Ltd.	1,460,951	2,897,479
Emaar Properties PJSC	184,158	371,626
Hang Lung Group Ltd.	82,000	312,543

6 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Real Estate Management & Development (Continued)
SM Prime Holdings, Inc.	1,532,103	$915,024
SOHO China Ltd.	607,500	307,546
Wallace Theater Holdings, Inc.[1,3]	430	4
		5,240,972

Thrifts & Mortgage Finance—0.3%
Housing Development Finance Corp. Ltd.	216,318	4,356,011

Health Care—6.5%
Biotechnology—1.5%
ACADIA Pharmaceuticals, Inc.[1]	47,150	1,630,919
Amgen, Inc.	11,320	1,773,618
Biocon Ltd.	13,797	206,877
Biogen, Inc.[1]	11,410	3,163,308
BioMarin Pharmaceutical, Inc.[1]	10,440	914,857
Bluebird Bio, Inc.[1]	10,150	756,175
Celgene Corp.[1]	27,406	3,183,207
Circassia Pharmaceuticals plc[1]	348,434	393,580
CSL Ltd.	27,300	2,332,661
Gilead Sciences, Inc.	31,380	2,273,481
Grifols SA	97,429	2,089,372
Ionis Pharmaceuticals, Inc.[1]	28,400	1,263,800
MacroGenics, Inc.[1]	32,170	594,180
Sage Therapeutics, Inc.[1]	18,580	891,468
Vertex Pharmaceuticals, Inc.[1]	5,670	486,883
		21,954,386

Health Care Equipment & Supplies—1.4%
Baxter International, Inc.	18,330	878,190
Boston Scientific Corp.[1]	100,790	2,425,007
Coloplast AS, Cl. B	27,975	2,004,351
CR Bard, Inc.	3,400	806,922
Danaher Corp.	26,884	2,256,105
Essilor International SA	16,874	1,971,926
Intuitive Surgical, Inc.[1]	970	671,909
Medtronic plc	9,960	757,159
Sonova Holding AG	12,045	1,592,747
Stryker Corp.	21,860	2,700,366
William Demant Holding AS1	69,845	1,307,976
Zimmer Biomet Holdings, Inc.	29,550	3,496,652
		20,869,310

Health Care Providers & Services—1.5%
Aetna, Inc.	41,770	4,954,340
Anthem, Inc.	21,850	3,367,959
Apollo Hospitals Enterprise Ltd.	38,315	694,757
Cardinal Health, Inc.	9,970	747,351
Express Scripts Holding Co.[1]	45,330	3,122,330
Humana, Inc.	2,840	563,740

7 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Providers & Services (Continued)
Laboratory Corp. of America Holdings[1]	7,560	$1,014,628
Mediclinic International plc	28,960	286,422
Sinopharm Group Co. Ltd., Cl. H	246,600	1,126,308
Sonic Healthcare Ltd.	82,422	1,298,275
UnitedHealth Group, Inc.	35,550	5,762,655
		22,938,765

Health Care Technology—0.1%
Cerner Corp.[1]	31,450	1,689,179

Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	26,310	1,288,401
Lonza Group AG1	12,094	2,218,335
Samsung Biologics Co. Ltd.[1]	1,831	253,934
Thermo Fisher Scientific, Inc.	3,510	534,889
		4,295,559

Pharmaceuticals—1.7%
Allergan plc[1]	7,160	1,567,252
Bayer AG	21,273	2,350,958
Dr. Reddy’s Laboratories Ltd.	21,519	959,148
Galenica AG	1,314	1,439,114
Glenmark Pharmaceuticals Ltd.	34,579	454,400
Hikma Pharmaceuticals plc	8,110	186,067
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	109,700	767,876
Johnson & Johnson	27,100	3,069,075
Merck & Co., Inc.	66,820	4,142,172
Mylan NV1	33,680	1,281,524
Novo Nordisk AS, Cl. B	48,476	1,752,895
Pfizer, Inc.	47,270	1,499,877
Roche Holding AG	15,187	3,579,061
Shire plc	19,180	1,074,315
Teva Pharmaceutical Industries Ltd., Sponsored ADR	36,950	1,235,239
Valeant Pharmaceuticals International, Inc.[1]	55,710	767,684
		26,126,657

Industrials—9.0%
Aerospace & Defense—1.1%
Airbus SE	156,190	10,606,384
Embraer SA, Sponsored ADR	37,660	860,908
Lockheed Martin Corp.	13,036	3,276,338
Rolls-Royce Holdings plc[1]	113,010	949,371
United Technologies Corp.	15,420	1,691,111
		17,384,112

Air Freight & Couriers—0.3%
FedEx Corp.	2,410	455,755
Royal Mail plc	182,141	943,792
United Parcel Service, Inc., Cl. B	19,680	2,147,679

8 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Air Freight & Couriers (Continued)
XPO Logistics, Inc.[1]	36,380	$1,627,641
		5,174,867

Airlines—0.3%
Delta Air Lines, Inc.	29,760	1,405,862
International Consolidated Airlines Group SA	164,730	990,550
Japan Airlines Co. Ltd.	55,800	1,782,007
Southwest Airlines Co.	15,460	808,713
		4,987,132

Building Products—0.2%
Assa Abloy AB, Cl. B	135,509	2,571,250
SMC Corp.	4,300	1,172,243
		3,743,493

Commercial Services & Supplies—0.9%
Aggreko plc	63,566	806,870
Edenred	92,384	2,016,518
Johnson Controls International plc	104,516	4,596,614
KAR Auction Services, Inc.	26,990	1,229,394
Prosegur Cia de Seguridad SA	348,437	2,195,755
Republic Services, Inc., Cl. A	10,870	623,720
Waste Connections, Inc.	14,422	1,158,087
Waste Management, Inc.	7,640	530,980
		13,157,938

Construction & Engineering—0.5%
Boskalis Westminster	65,154	2,416,679
CIMIC Group Ltd.	49,900	1,301,370
FLSmidth & Co. AS	16,382	761,002
Vinci SA	47,820	3,363,123
		7,842,174

Electrical Equipment—1.5%
ABB Ltd.[1]	37,532	891,064
Acuity Brands, Inc.	1,680	348,146
Eaton Corp. plc	26,720	1,891,242
Emerson Electric Co.	15,820	928,001
Legrand SA	32,890	1,919,092
Mitsubishi Electric Corp.	172,000	2,613,524
Nidec Corp.	70,800	6,632,043
Philips Lighting NV1,3	82,241	2,118,777
Prysmian SpA	28,746	748,652
Rockwell Automation, Inc.	1,310	193,867
Schneider Electric SE	62,990	4,514,083
		22,798,491

Industrial Conglomerates—0.9%
3M Co.	16,420	2,870,544

9 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Industrial Conglomerates (Continued)
General Electric Co.	204,000	$6,058,800
Jardine Strategic Holdings Ltd.	42,572	1,621,601
Siemens AG1	10,359	1,299,119
SM Investments Corp.	89,494	1,239,225
		13,089,289

Machinery—1.2%
Aalberts Industries NV	71,646	2,513,099
Atlas Copco AB, Cl. A	73,622	2,369,569
Caterpillar, Inc.	7,330	701,188
Deere & Co.	33,530	3,589,387
FANUC Corp.	8,100	1,585,113
Kubota Corp.	54,600	867,493
Parker-Hannifin Corp.	8,010	1,178,511
Pentair plc	10,120	593,336
SKF AB, Cl. B	91,379	1,843,058
Stanley Black & Decker, Inc.	3,230	400,520
Wabtec Corp.	11,580	1,003,291
Weir Group plc (The)	32,271	816,133
		17,460,698

Professional Services—0.8%
Experian plc	99,067	1,907,902
Intertek Group plc	38,920	1,668,386
Nielsen Holdings plc	76,760	3,140,252
Recruit Holdings Co. Ltd.	84,800	3,708,674
SGS SA	589	1,248,330
		11,673,544

Road & Rail—0.4%
Canadian National Railway Co.	32,870	2,285,122
Canadian Pacific Railway Ltd.	20,840	3,149,758
Kansas City Southern	2,460	211,339
		5,646,219

Trading Companies & Distributors—0.7%
Brenntag AG	70,086	4,070,784
Bunzl plc	85,208	2,246,095
Travis Perkins plc	90,964	1,666,723
Wolseley plc	33,943	2,099,372
		10,082,974

Transportation Infrastructure—0.2%
Beijing Capital International Airport Co. Ltd., Cl. H	946,000	915,201
DP World Ltd.	75,027	1,416,859
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	33,044	478,749
		2,810,809

10 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Information Technology—12.4%
Communications Equipment—0.3%
Cisco Systems, Inc.	69,330	$2,129,818
Nokia OYJ	350,224	1,574,253
		3,704,071

Electronic Equipment, Instruments, & Components—1.5%
Hoya Corp.	73,900	3,211,242
Keyence Corp.	17,300	6,709,803
Kyocera Corp.	44,900	2,482,145
Murata Manufacturing Co. Ltd.	44,500	5,980,598
Spectris plc	36,639	1,116,197
TDK Corp.	13,200	1,005,074
TE Connectivity Ltd.	16,920	1,258,002
		21,763,061

Internet Software & Services—3.7%
Alibaba Group Holding Ltd., Sponsored ADR[1]	78,390	7,941,691
Alphabet, Inc., Cl. A1	6,850	5,618,301
Alphabet, Inc., Cl. C1	23,062	18,375,571
Baidu, Inc., Sponsored ADR[1]	27,590	4,830,181
Facebook, Inc., Cl. A1	90,650	11,813,508
MercadoLibre, Inc.	690	127,919
NAVER Corp.	1,501	979,752
Tencent Holdings Ltd.	156,385	4,080,412
Twitter, Inc.[1]	75,140	1,323,967
United Internet AG	29,641	1,239,109
		56,330,411

IT Services—1.2%
Amadeus IT Group SA, Cl. A	43,124	1,993,570
Amdocs Ltd.	50,790	2,981,881
Cielo SA	9,900	83,225
Cognizant Technology Solutions Corp., Cl. A1	2,620	137,786
Conduent, Inc.[1]	18,110	270,925
Earthport plc[1]	867,954	251,505
First Data Corp., Cl. A1	44,170	677,568
Infosys Ltd.	160,241	2,201,934
Mastercard, Inc., Cl. A	21,890	2,327,564
PayPal Holdings, Inc.[1]	133,990	5,330,122
Tata Consultancy Services Ltd.	29,598	972,969
Visa, Inc., Cl. A	10,752	889,298
		18,118,347

Semiconductors & Semiconductor Equipment—2.0%
Applied Materials, Inc.	52,460	1,796,755
ASML Holding NV	17,606	2,147,359
Broadcom Ltd.	16,227	3,237,287
Infineon Technologies AG	318,701	5,839,555
Maxim Integrated Products, Inc.	112,180	4,989,766

11 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
Micron Technology, Inc.[1]	19,256	$464,262
NXP Semiconductors NV1	6,480	634,068
SK Hynix, Inc.	83,087	3,833,626
STMicroelectronics NV	85,310	1,126,189
Taiwan Semiconductor Manufacturing Co. Ltd.	680,000	4,052,597
Texas Instruments, Inc.	23,760	1,794,830
		29,916,294

Software—2.4%
Activision Blizzard, Inc.	28,970	1,164,884
Adobe Systems, Inc.[1]	29,730	3,370,787
Check Point Software Technologies Ltd.[1]	2,310	228,159
Dassault Systemes SA	24,738	1,917,139
Gemalto NV	24,726	1,439,693
Intuit, Inc.	35,120	4,164,530
Microsoft Corp.	92,260	5,964,609
Oracle Corp.	27,570	1,105,833
SAP SE	133,739	12,195,059
Synopsys, Inc.[1]	19,190	1,206,859
Temenos Group AG1	39,566	2,874,615
		35,632,167

Technology Hardware, Storage & Peripherals—1.3%
Apple, Inc.	139,331	16,907,817
HP, Inc.	20,660	310,933
Western Digital Corp.	37,200	2,965,956
		20,184,706

Materials—2.1%
Chemicals—1.3%
Air Liquide SA	10,290	1,113,348
Akzo Nobel NV	38,119	2,589,035
Albemarle Corp.	4,540	420,586
Eastman Chemical Co.	17,560	1,360,900
EI du Pont de Nemours & Co.	17,150	1,294,825
Essentra plc	171,535	885,958
Linde AG	29,757	4,833,901
Novozymes AS, Cl. B	43,017	1,678,478
PPG Industries, Inc.	14,520	1,452,145
Sherwin-Williams Co. (The)	1,320	401,029
Sika AG	366	1,919,352
Syngenta AG1	2,959	1,255,256
		19,204,813

Construction Materials—0.3%
Indocement Tunggal Prakarsa Tbk PT	387,500	436,054
James Hardie Industries plc	123,600	1,930,148
Semen Indonesia Persero Tbk PT	221,000	149,398
UltraTech Cement Ltd.	13,428	729,109

12 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Construction Materials (Continued)
Vulcan Materials Co.	12,060	$1,547,660
		4,792,369

Containers & Packaging—0.2%
CCL Industries, Inc., Cl. B	11,043	2,272,672
WestRock Co.	11,680	623,245
		2,895,917

Metals & Mining—0.3%
Alrosa OJSC	446,268	785,617
Glencore plc[1]	255,570	1,052,506
Goldcorp, Inc.	67,520	1,091,798
Nucor Corp.	18,730	1,088,026
Real Gold Mining Ltd.[1]	273,000	352
		4,018,299

Telecommunication Services—2.2%
Diversified Telecommunication Services—1.3%
BT Group plc, Cl. A	359,358	1,376,296
CenturyLink, Inc.	17,880	462,377
Iliad SA	9,190	1,970,977
Inmarsat plc	113,219	868,342
Koninklijke KPN NV	248,968	717,498
Nippon Telegraph & Telephone Corp.	146,200	6,452,413
Spark New Zealand Ltd.	992,252	2,557,378
Telstra Corp. Ltd.	337,394	1,277,743
Verizon Communications, Inc.	70,700	3,465,007
		19,148,031

Wireless Telecommunication Services—0.9%
China Mobile Ltd.	170,000	1,932,594
KDDI Corp.	130,900	3,508,005
Rogers Communications, Inc., Cl. B	61,755	2,679,016
SK Telecom Co. Ltd.	9,355	1,796,908
T-Mobile US, Inc.[1]	24,920	1,551,768
Vodafone Group plc	789,429	1,929,770
		13,398,061

Utilities—0.6%
Electric Utilities—0.4%
Edison International	35,410	2,580,681
PG&E Corp.	62,320	3,856,985
		6,437,666

Gas Utilities—0.1%
AmeriGas Partners LP2	22,025	1,083,850

13 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Shares	Value
Multi-Utilities—0.1%
National Grid plc		157,480	$1,844,665
Total Common Stocks (Cost $837,220,255)			924,846,179

Preferred Stocks—0.4%
Bayerische Motoren Werke (BMW) AG, Preference		43,359	3,233,700
Lojas Americanas SA, Preference		406,714	2,159,349
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		1,175,581	172,061
Total Preferred Stocks (Cost $4,701,679)			5,565,110

		Units
Rights, Warrants and Certificates—0.0%
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[1] (Cost $68,300)		108,717	35,098

		Principal Amount
U.S. Government Obligations—8.6%
United States Treasury Bonds, 2.875%, 8/15/45		$34,680,000	33,443,172
United States Treasury Nts., 1.625%, 2/15/26[4,5]		102,828,000	96,049,784
Total U.S. Government Obligations (Cost $136,229,900)			129,492,956

Foreign Government Obligations—5.1%
Argentine Republic Sr. Unsec. Nts.:
16.00%, 10/17/23	ARS	4,825,000	315,047
25.908%, 3/1/20[6]	ARS	18,846,000	1,232,371
Argentine Republic Unsec. Nts.:
2.25%, 4/28/20[7]	ARS	3,295,000	218,842
2.50%, 7/22/21[7]	ARS	8,915,000	636,668
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/19	BRL	30,870,000	9,756,808
9.762%, 1/1/21	BRL	25,965,000	8,091,993
9.762%, 1/1/23	BRL	6,580,000	2,017,247
12.90%, 8/15/22	BRL	1,200,000	1,137,150
18.194%, 5/15/45	BRL	495,000	490,933
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	116,700,000	495,739
Series 25/B, 5.50%, 6/24/25	HUF	460,000,000	1,880,199
Republic of Chile Bonds, 4.50%, 2/28/21	CLP	700,000,000	1,131,797
Republic of Colombia Sr. Unsec. Bonds:
Series B, 7.00%, 5/4/22	COP	6,360,000,000	2,230,672
Series B, 7.50%, 8/26/26	COP	2,700,000,000	968,334
Series B, 7.75%, 9/18/30	COP	950,000,000	347,495
Series B, 10.00%, 7/24/24	COP	2,400,000,000	979,911
Republic of Colombia Sr. Unsec. Nts., Series B, 7%, 9/11/19	COP	3,185,000,000	1,110,423
Republic of Indonesia Treasury Bonds:
Series FR59, 7.00%, 5/15/27	IDR	23,300,000,000	1,673,081
Series FR61, 7.00%, 5/15/22	IDR	44,900,000,000	3,339,669
Series FR72, 8.25%, 5/15/36	IDR	28,900,000,000	2,186,162
Series FR73, 8.75%, 5/15/31	IDR	18,650,000,000	1,470,420
Republic of Peru Sr. Unsec. Bonds:
6.35%, 8/12/28[3]	PEN	8,335,000	2,574,014
6.95%, 8/12/31[3]	PEN	760,000	243,321

14 OPPENHEIMER GLOBAL ALLOCATION FUND

		Principal Amount	Value
Foreign Government Obligations (Continued)
Republic of Peru Sr. Unsec. Bonds: (Continued)
7.84%, 8/12/20[3]	PEN	2,180,000	$729,495
8.20%, 8/12/26[3]	PEN	2,255,000	798,082
Republic of Poland Unsec. Bonds, Series 0726, 2.50%, 7/25/26	PLN	6,960,000	1,566,630
Republic of Poland Unsec. Nts., Series 0721, 1.75%, 7/25/21	PLN	9,710,000	2,309,723
Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	42,700,000	3,017,694
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	4,700,000	337,448
Series 2030, 8.00%, 1/31/30	ZAR	22,280,000	1,501,381
Series 2037, 8.50%, 1/31/37	ZAR	16,550,000	1,115,842
Series R186, 10.50%, 12/21/26	ZAR	16,975,000	1,398,190
Republic of Turkey Unsec. Nts.:
8.50%, 7/10/19	TRY	1,165,000	293,708
8.80%, 11/14/18	TRY	1,100,000	282,205
10.60%, 2/11/26	TRY	1,400,000	371,520
10.70%, 2/17/21	TRY	1,470,000	389,923
Romania Unsec. Bonds, 5.95%, 6/11/21	RON	2,840,000	770,591
Romania Unsec. Nts., 5.90%, 7/26/17	RON	4,770,000	1,178,017
Russian Federation Unsec. Bonds, Series 6212, 7.05%, 1/19/28	RUB	18,000,000	277,608
Russian Federation Unsec. Nts.:
Series 6209, 7.60%, 7/20/22	RUB	88,675,000	1,457,805
Series 6210, 6.80%, 12/11/19	RUB	126,800,000	2,047,813
Series 6216, 6.70%, 5/15/19	RUB	338,600,000	5,499,330
United Mexican States Sr. Unsec. Bonds:
Series M, 5.75%, 3/5/26	MXN	50,000,000	2,137,217
Series M, 8.00%, 12/7/23	MXN	3,800,000	189,190
Series M20, 8.50%, 5/31/29	MXN	17,020,000	867,809
Series M20, 10.00%, 12/5/24	MXN	19,950,000	1,108,169
Series M30, 8.50%, 11/18/38	MXN	5,880,000	296,336
United Mexican States Sr. Unsec. Nts., Series M10, 8.50%, 12/13/18	MXN	48,250,000	2,384,194
United Mexican States Unsec. Bonds, Series M30, 10%, 11/20/36	MXN	2,750,000	158,132
Total Foreign Government Obligations (Cost $78,640,902)			77,012,348

Non-Convertible Corporate Bond and Note—0.0%
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22 (Cost $211,184)		210,000	223,719

		Shares
Investment Companies—24.1%
iShares MSCI Brazil Capped Exchange Traded Fund		418,720	15,438,206
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.49%[8,9]		43,102,671	43,102,671
Oppenheimer Master Event-Linked Bond Fund, LLC[8]		4,616,016	74,385,058
Oppenheimer Master Loan Fund, LLC[8]		7,213,775	116,958,909
Oppenheimer Senior Floating Rate Fund, Cl. I8		4,251,722	34,609,018
PowerShares Senior Loan Portfolio Exchange Traded Fund		3,351,165	78,082,145
Total Investment Companies (Cost $360,334,516)			362,576,007

Total Investments, at Value (Cost $1,417,406,736)		99.7%	1,499,751,417
Net Other Assets (Liabilities)		0.3	4,892,819
Net Assets		100.0%	$1,504,644,236

15 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,557,449 or 0.44% of the Fund’s net assets at period end.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $24,178,713. See Note 6 of the accompanying Consolidated Notes.

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $3,153,461. See Note 6 of the accompanying Consolidated Notes.

6. Represents the current interest rate for a variable or increasing rate security.

7. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares
	October 31,	Gross	Gross	Shares
	2016	Additions	Reductions	January 31, 2017

Oppenheimer Institutional
Government Money Market Fund, Cl. E	23,914,591	130,936,113	111,748,033	43,102,671
Oppenheimer Master Event-Linked Bond Fund, LLC	4,921,101	—	305,085	4,616,016
Oppenheimer Master Loan Fund, LLC	7,213,775	—	—	7,213,775
Oppenheimer Senior Floating Rate Fund, Cl. I	4,985,986	53,813	788,077	4,251,722

		Value	Income	Realized Gain

Oppenheimer Institutional Government Money Market Fund, Cl. E		$43,102,671	$31,425	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		74,385,058	1,115,702[a]	317,265[a]
Oppenheimer Master Loan Fund, LLC		116,958,909	1,884,449[b]	529,842[b]
Oppenheimer Senior Floating Rate Fund, Cl. I		34,609,018	434,275	149,734

Total		$269,055,656	$3,465,851	$996,841

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

9. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$889,137,541	59.3%
France	74,302,949	5.0
Japan	73,738,164	4.9
United Kingdom	52,384,579	3.5
Germany	45,165,948	3.0
Brazil	44,556,654	3.0
Switzerland	39,887,285	2.7

16 OPPENHEIMER GLOBAL ALLOCATION FUND

Geographic Holdings (Continued)	Value	Percent

China	$34,644,757	2.3%
India	27,905,062	1.9
Canada	25,961,609	1.7
Netherlands	21,528,722	1.4
Russia	17,633,393	1.2
Spain	12,456,645	0.8
Mexico	11,128,036	0.7
Indonesia	10,589,645	0.7
Hong Kong	10,392,731	0.7
Australia	10,323,647	0.7
Denmark	9,852,792	0.7
South Korea	9,818,569	0.7
South Africa	9,652,371	0.6
Sweden	9,496,525	0.6
Colombia	7,321,852	0.5
Poland	4,930,230	0.3
Peru	4,452,941	0.3
Ireland	4,079,527	0.3
Taiwan	4,052,597	0.3
Italy	3,737,838	0.2
Philippines	3,265,805	0.2
Singapore	3,237,287	0.2
New Zealand	2,557,378	0.2
Argentina	2,530,847	0.2
Hungary	2,375,938	0.2
Turkey	2,296,739	0.2
Thailand	2,219,140	0.1
Romania	1,948,608	0.1
United Arab Emirates	1,788,485	0.1
Malaysia	1,697,879	0.1
Finland	1,574,254	0.1
Israel	1,463,397	0.1
Belgium	1,293,996	0.1
Chile	1,131,797	0.1
Nigeria	553,544	0.0
Egypt	497,647	0.0
Jordan	186,067	0.0

Total	$1,499,751,417	100.0%

Forward Currency Exchange Contracts as of January 31, 2017
			Currency
Counter	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation

BAC	03/2017	NOK	129,530	USD	15,193	$515,368	$—
BAC	03/2017	USD	7,140	CAD	9,610	—	247,134
BAC	03/2017	USD	1,553	COP	4,691,000	—	39,708
BAC	03/2017	USD	13,884	ZAR	190,770	—	190,605
BNP	03/2017	CLP	1,299,200	USD	1,946	52,296	—
BNP	03/2017	USD	3,381	CLP	2,303,000	—	161,329
BOA	03/2017	EUR	28,730	USD	30,410	644,893	—

17 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
			Currency
Counter	Settlement		Purchased		Currency Sold	Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation

BOA	03/2017	IDR	47,897,000	USD	3,534	$44,157	$—
BOA	02/2017	MYR	16,940	USD	3,830	—	9,426
BOA	02/2017	PHP	7,900	USD	158	498	—
BOA	02/2017	THB	152,100	USD	4,270	49,400	—
BOA	03/2017	TWD	1,239,000	USD	39,092	740,989	—
BOA	03/2017	USD	3,445	CNH	24,270	—	91,358
BOA	02/2017	USD	20,182	EUR	19,095	—	441,912
BOA	03/2017	USD	7,566	GBP	6,030	—	24,547
BOA	02/2017 - 03/2017	USD	9,434	IDR	128,105,900	—	142,460
BOA	03/2017	USD	11,361	INR	776,000	—	92,260
BOA	04/2017	USD	14,806	JPY	1,703,000	—	315,085
BOA	03/2017	USD	3,785	KRW	4,471,000	—	98,297
BOA	03/2017	USD	17,074	MYR	76,275	—	110,333
BOA	03/2017	USD	10,634	THB	380,000	—	154,722
BOA	03/2017	USD	14,648	TWD	474,000	—	590,994
CITNA-B	02/2017	BRL	4,270	USD	1,366	—	10,444
CITNA-B	05/2017	CAD	11,444	USD	8,569	234,905	—
CITNA-B	03/2017	COP	3,468,000	USD	1,154	22,925	—
CITNA-B	03/2017	HUF	360,000	USD	1,226	29,508	—
CITNA-B	02/2017 - 03/2017	INR	390,600	USD	5,713	39,606	—
CITNA-B	05/2017	JPY	888,627	USD	8,576	—	673,884
CITNA-B	03/2017	PLN	9,380	USD	2,358	—	17,130
CITNA-B	03/2017	RUB	48,800	USD	812	—	6,679
CITNA-B	03/2017	TRY	6,330	USD	1,677	—	18,690
CITNA-B	03/2017	USD	1,597	ARS	26,980	—	72,696
CITNA-B	02/2017	USD	1,275	BRL	4,270	—	79,894
CITNA-B	05/2017	USD	8,576	CAD	11,444	—	227,842
CITNA-B	03/2017	USD	95,812	EUR	90,580	—	2,099,162
CITNA-B	03/2017	USD	4,640	ILS	17,700	—	59,543
CITNA-B	02/2017	USD	2,865	INR	195,300	—	13,724
CITNA-B	05/2017	USD	8,574	JPY	888,627	671,567	—
CITNA-B	03/2017	USD	5,988	RUB	361,400	13,252	—
CITNA-B	03/2017	USD	3,812	TRY	13,680	219,376	—
CITNA-B	03/2017	ZAR	10,430	USD	741	27,061	—
DEU	02/2017	BRL	9,040	USD	2,841	27,859	—
DEU	02/2017 - 04/2017	USD	5,686	BRL	18,080	22,110	28,480
DEU	03/2017	USD	34,067	CHF	34,560	—	919,391
DEU	03/2017	USD	112	HUF	33,000	—	3,459
DEU	03/2017	USD	1,294	ZAR	19,110	—	113,984
DEU	03/2017	ZAR	91,740	USD	6,491	276,722	—
GSCO-OT	02/2017 - 03/2017	BRL	5,370	USD	1,672	27,273	3,595
GSCO-OT	03/2017	EUR	14,065	USD	15,123	79,873	—
GSCO-OT	03/2017	INR	81,000	USD	1,183	12,886	—
GSCO-OT	03/2017	KRW	2,670,000	USD	2,264	54,743	—
GSCO-OT	02/2017 - 03/2017	MXN	107,700	USD	5,169	2,788	29,569
GSCO-OT	02/2017	MYR	3,220	USD	726	152	—
GSCO-OT	03/2017	NOK	75,270	USD	8,763	364,976	—

18 OPPENHEIMER GLOBAL ALLOCATION FUND

Forward Currency Exchange Contracts (Continued)
			Currency
Counter	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
-party	Month(s)		(000’s)	(000’s)		Appreciation	Depreciation

GSCO-OT	03/2017	SEK	53,840	USD	5,829	$335,141	$—
GSCO-OT	03/2017	USD	11,861	AUD	15,843	—	144,419
GSCO-OT	02/2017	USD	436	BRL	1,470	—	31,000
GSCO-OT	03/2017	USD	3,091	DKK	21,515	—	36,606
GSCO-OT	03/2017	USD	15,156	EUR	14,135	—	123,138
GSCO-OT	03/2017	USD	37,432	GBP	29,701	44,333	—
GSCO-OT	02/2017	USD	2,477	MXN	51,800	—	2,715
GSCO-OT	03/2017	USD	2,871	MYR	12,965	—	50,312
GSCO-OT	03/2017	USD	1,614	SGD	2,300	—	18,177
HSBC	03/2017	CAD	1,545	USD	1,169	19,172	—
HSBC	03/2017	CZK	226,800	USD	8,891	186,349	—
HSBC	02/2017	KRW	889,000	USD	756	16,238	—
HSBC	03/2017	PLN	41,740	USD	9,888	529,045	—
HSBC	03/2017	USD	14,438	CNH	101,430	—	339,591
HSBC	03/2017	USD	14,500	HKD	112,450	1,249	—
HSBC	03/2017	USD	2,272	HUF	675,000	—	80,821
HSBC	02/2017 - 03/2017	USD	2,988	MXN	61,800	40,800	3,131
HSBC	03/2017	USD	6,679	NZD	9,285	—	126,558
HSBC	03/2017	USD	2,241	PEN	7,660	—	91,144
HSBC	03/2017	USD	1,294	ZAR	19,110	—	113,561
HSBC	03/2017	ZAR	77,050	USD	5,454	230,268	—
JPM	02/2017	BRL	9,190	USD	2,884	32,852	—
JPM	03/2017	CAD	10,060	USD	7,534	199,905	—
JPM	03/2017	CHF	15,385	USD	15,085	489,341	—
JPM	03/2017	CLP	2,964,000	USD	4,527	32,890	—
JPM	03/2017	CNH	27,640	USD	4,007	20,363	—
JPM	02/2017 - 03/2017	IDR	102,857,800	USD	7,698	2,009	15,938
JPM	02/2017	INR	204,300	USD	2,954	57,042	—
JPM	02/2017	MXN	34,400	USD	1,638	11,660	2,878
JPM	03/2017	NOK	64,660	USD	7,438	403,349	—
JPM	03/2017	PEN	1,270	USD	372	14,714	—
JPM	03/2017	RUB	837,100	USD	13,363	486,333	—
JPM	03/2017	SGD	1,075	USD	755	8,320	—
JPM	02/2017	THB	11,200	USD	311	7,095	—
JPM	03/2017	TRY	17,000	USD	4,472	—	7,673
JPM	03/2017	TWD	56,000	USD	1,772	27,977	—
JPM	02/2017 - 04/2017	USD	6,286	BRL	19,990	24,368	33,427
JPM	03/2017	USD	7,635	CAD	9,915	12,441	—
JPM	03/2017	USD	90	CLP	60,600	—	3,207
JPM	03/2017	USD	7,607	EUR	7,040	—	2,643
JPM	03/2017	USD	874	HUF	258,700	—	27,562
JPM	02/2017	USD	3,002	INR	204,300	—	8,824
JPM	03/2017	USD	39,309	JPY	4,572,000	—	1,225,217
JPM	02/2017 - 03/2017	USD	7,753	MXN	160,600	95,481	11,418
JPM	03/2017	USD	1,916	PEN	6,590	—	90,881
JPM	03/2017	USD	4,443	PHP	225,000	—	75,760
JPM	03/2017	USD	2,069	RON	8,815	—	49,545

19 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
			Currency
Counter	Settlement		Purchased		Currency Sold	Unrealized	Unrealized
-party	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation

JPM	04/2017	USD	3,783	RUB	228,600	$42,839	$—
JPM	03/2017	ZAR	6,230	USD	440	18,684	—
TDB	02/2017	BRL	12,490	USD	3,994	—	30,548
TDB	03/2017	COP	28,470,000	USD	9,481	195,622	—
TDB	03/2017	JPY	1,773,000	USD	15,140	578,532	—
TDB	02/2017 - 03/2017	USD	12,747	BRL	43,230	—	907,526
TDB	03/2017	USD	29,275	EUR	28,060	—	1,055,496

Total Unrealized Appreciation and Depreciation						$8,339,595	$11,798,052

Futures Contracts as of January 31, 2017
				Number		Unrealized
			Expiration	of		Appreciation
Description	Exchange	Buy/Sell	Date	Contracts	Value	(Depreciation)

CBOE Volatility Index	CBE	Sell	4/19/17	4,000	$62,100,000	$3,307,052
CBOE Volatility Index	CBE	Buy	2/15/17	4,000	51,700,000	(3,642,944)
Mexican Bolsa Index	MDX	Buy	3/17/17	610	13,739,809	19,776
Mini MSCI Emerging Markets Index	NYF	Sell	3/17/17	1,332	60,945,660	(2,484,051)
Nikkei 225 Index	TYOE	Buy	3/9/17	24	4,034,364	108,356
S&P 500 E-Mini Index	CME	Buy	3/17/17	785	89,274,125	935,382
STOXX Europe 600 Index	EUX	Sell	3/17/17	3,603	69,737,632	(1,113,838)
United States Treasury Long Bonds	CBT	Buy	3/22/17	126	19,006,313	(193,153)
United States Treasury Nts., 10 yr.	CBT	Sell	3/22/17	691	86,007,906	349,873
United States Treasury Nts., 5 yr.	CBT	Buy	3/31/17	1,456	171,614,626	(241,146)
United States Ultra Bonds	CBT	Buy	3/22/17	265	42,582,188	706,647

						$(2,248,046)

Over-the-Counter Interest Rate Swaps at January 31, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

		Three-Month MYR
BOA	Pay	KLIBOR BNM	3.470%	10/27/21	MYR	17,050	$(53,038)

BOA	Receive	NSERO	6.235	12/8/21	INR	257,700	(22,403)

BOA	Pay	NSERO	6.385	1/27/22	INR	119,500	(3,321)

		Three-Month MYR
BOA	Pay	KLIBOR BNM	3.290	10/27/18	MYR	10,430	(9,492)

CITNA-B	Receive	BZDI	10.910	1/2/23	BRL	20,400	(54,606)

		Three-Month
		COP IBR OIS
JPM	Pay	Compound	6.520	10/27/26	COP	3,129,000	20,654

Total Over-the-Counter Interest Rate Swaps							$(122,206)

20 OPPENHEIMER GLOBAL ALLOCATION FUND

Over-the-Counter Total Return Swaps at January 31, 2017
		Pay/Receive			Notional
		Total		Maturity	Amount
Reference Asset	Counterparty	Return*	Floating Rate	Date	(000’s)	Value

iShares iBoxx $ High Yield			One-Month USD BBA LIBOR minus
Corporate Bond Fund	CITNA-B	Receive	105 basis points	5/24/17	USD 50,658	$26,570

			One-Month USD
			BBA LIBOR plus
NDDUMAF Index	GSCOI	Receive	40 basis points	5/12/17	USD 14,178	176,954

			One-Month USD
			BBA LIBOR plus
NDEUSRU Index	BOA	Receive	88 basis points	6/20/17	USD 14,902	(41,248)

			One-Month USD
			BBA LIBOR minus
NDEUSSA Index	BOA	Receive	5 basis points	7/25/17	USD 15,047	(126,408)

Total Over-the-Counter Total Return Swaps						$35,868

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah

21 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BZDI	Brazil Interbank Deposit Rate
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NDDUMAF	MSCI Malaysia NETR USD Index
NDEUSSA	MSCI Emerging Africa South Africa NETR USD Index
NDEUSRU	MSCI Daily Emerging Markets Russia Net Total Return US Dollar Index
NSERO	Indian Rupee Floating Rate
OIS	Overnight Index Swap
S&P	Standard & Poor’s

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange
MDX	Mexican Derivative Markets
NYF	New York Futures Exchange
TYOE	Tokyo Stock Exchange

22 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 899 shares with net assets of $4,402,158 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review,

23 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

24 OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair

25 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$63,475,083	$90,377,446	$—	$153,852,529
Consumer Staples	39,750,577	43,102,179	—	82,852,756
Energy	26,266,683	13,257,932	—	39,524,615
Financials	86,749,295	69,668,656	4	156,417,955
Health Care	67,532,501	30,341,355	—	97,873,856
Industrials	48,956,106	86,895,634	—	135,851,740
Information Technology	119,828,656	65,820,401	—	185,649,057
Materials	11,552,886	19,358,160	352	30,911,398
Telecommunication Services	8,158,168	24,387,924	—	32,546,092
Utilities	7,521,516	1,844,665	—	9,366,181
Preferred Stocks	172,061	5,393,049	—	5,565,110
Rights, Warrants and Certificates	35,098	—	—	35,098
U.S. Government Obligations	—	129,492,956	—	129,492,956
Foreign Government Obligations	—	77,012,348	—	77,012,348

26 OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Investments, at Value: (Continued)
Non-Convertible Corporate Bond and Note	$—	$223,719	$—	$223,719
Investment Companies	171,232,040	—	—	171,232,040

Total Investments, at Value	651,230,670	657,176,424	356	1,308,407,450
Other Financial Instruments:
Swaps, at value	—	224,178	—	224,178
Futures contracts	5,427,086	—	—	5,427,086
Forward currency exchange contracts	—	8,339,595	—	8,339,595

Total Assets excluding investment companies valued using practical expedient	$656,657,756	$665,740,197	$356	1,322,398,309

Investment companies valued using practical expedient				191,343,967

Total Assets				$1,513,742,276

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(310,516)	$—	$(310,516)
Futures contracts	(7,675,132)	—	—	(7,675,132)
Forward currency exchange contracts	—	(11,798,052)	—	(11,798,052)

Total Liabilities	$(7,675,132)	$(12,108,568)	$—	$(19,783,700)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into	Transfers out	Transfers into	Transfers out of
	Level 1*	of Level 1**	Level 2**	Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer
Staples	$–	$(1,424,178)	$1,424,178	$–
Financials	–	(712,716)	712,716	–
Information
Technology	2,276,601	–	–	(2,276,601)

Total Assets	$2,276,601	$(2,136,894)	$2,136,894	$(2,276,601)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information

27 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer

28 OPPENHEIMER GLOBAL ALLOCATION FUND

4. Investments and Risks (Continued)

Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 7.7% of Master Loan and 26.9% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets

29 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields,

30 OPPENHEIMER GLOBAL ALLOCATION FUND

5. Market Risk Factors (Continued)

are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are

31 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $488,369,581 and $733,165,678, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains

32 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the reporting period, the Fund had an ending monthly average market value of $344,646,902 and $260,729,321 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or

33 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $733,000 on purchased put options.

At period end, the Fund had no such options outstanding.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

At period end, the Fund had no such options outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

34 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

	Number of	Amount of
	Contracts	Premiums

Options outstanding as of October 31, 2016	—	$—
Options written	2,439,103,500	2,837,491
Options exercised	(2,439,103,500)	(2,837,491)

Options outstanding as of January 31, 2017	—	$—

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically,

35 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $6,592,241 and $11,085,557 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $92,320,344 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the

36 OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $1,696,376.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination

37 OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,420,650,913
Federal tax cost of other investments	116,838,499

Total federal tax cost	$1,537,489,412

Gross unrealized appreciation	$223,361,264
Gross unrealized depreciation	(149,544,997)

Net unrealized appreciation	$73,816,267

38 OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

	Shares	Value

Common Stocks—57.1%

Consumer Discretionary—1.6%

Hotels, Restaurants & Leisure—0.5%

Brinker International, Inc.	163,816	$7,289,812

Household Durables—0.0%

Everyware Global, Inc.[1]	8,735	65,512

Media—1.1%

DISH Network Corp., Cl. A1,2	178,065	10,536,106

Live Nation Entertainment, Inc.[1]	132,430	3,790,147

		14,326,253

Consumer Staples—3.4%

Beverages—0.8%

Coca-Cola Co. (The)	249,670	10,378,782

Tobacco—2.6%

Altria Group, Inc.[2]	291,781	20,768,972

Philip Morris International, Inc.	147,910	14,218,588

		34,987,560

Energy—5.7%

Energy Equipment & Services—0.8%

Halliburton Co.	103,601	5,860,709

Schlumberger Ltd.	59,614	4,990,288

Vantage Drilling International[1]	492	60,762

		10,911,759

Oil, Gas & Consumable Fuels—4.9%

Arch Coal, Inc., Cl. A1	436	31,388

Canadian Natural Resources Ltd.	133,867	4,047,130

Chevron Corp.	97,841	10,894,595

ConocoPhillips	214,564	10,462,141

EOG Resources, Inc.	77,513	7,873,770

Newfield Exploration Co.[1]	129,963	5,208,917

Noble Energy, Inc.[2]	276,069	10,976,503

Occidental Petroleum Corp.	162,072	10,983,619

Sabine Oil[1]	114	5,700

Templar Energy, Cl. A1	9,620	75,756

Valero Energy Corp.	64,456	4,238,627

		64,798,146

Financials—9.4%

Capital Markets—0.6%

Aretec Group, Inc.[1]	3,448	51,720

Goldman Sachs Group, Inc. (The)	36,180	8,296,798

		8,348,518

1         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks—3.0%

JPMorgan Chase & Co.	65,100	$5,509,413

M&T Bank Corp.[2]	168,160	27,337,771

PNC Financial Services Group, Inc. (The)	32,000	3,854,720

Wells Fargo & Co.	68,160	3,839,453

		40,541,357

Insurance—3.5%

Allstate Corp. (The)	263,510	19,818,587

Chubb Ltd.	199,670	26,254,608

		46,073,195

Real Estate Investment Trusts (REITs)—2.3%

American Assets Trust, Inc.	125,698	5,396,215

Blackstone Mortgage Trust, Inc., Cl. A2	401,180	12,231,978

Macerich Co. (The)	97,290	6,682,850

Starwood Property Trust, Inc.[2]	266,400	5,930,064

		30,241,107

Health Care—9.3%

Biotechnology—0.7%

Shire plc, ADR	55,790	9,362,120

Health Care Equipment & Supplies—0.9%

Medtronic plc	151,118	11,487,991

New Millennium Holdco, Inc.[1]	7,733	77

		11,488,068

Health Care Providers & Services—4.2%

Cigna Corp.	71,180	10,407,940

Express Scripts Holding Co.[1]	116,810	8,045,873

HCA Holdings, Inc.[1]	115,730	9,290,804

Millennium Corporate Claim Litigation Trust[1]	441	4

Millennium Lender Claim Litigation Trust[1]	882	9

UnitedHealth Group, Inc.	155,620	25,226,002

Universal Health Services, Inc., Cl. B	31,040	3,496,035

		56,466,667

Pharmaceuticals—3.5%

Allergan plc[1]	63,680	13,938,915

Bristol-Myers Squibb Co.	63,780	3,135,425

Merck & Co., Inc.[2]	161,240	9,995,267

Novartis AG, Sponsored ADR	125,630	9,286,570

Roche Holding AG	40,536	9,552,962

		45,909,139

Industrials—11.0%

Aerospace & Defense—3.7%

L3 Technologies, Inc.	71,210	11,300,315

Lockheed Martin Corp.[2]	68,950	17,329,203

2         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value

Aerospace & Defense (Continued)

Northrop Grumman Corp.	51,950	$11,900,706

Raytheon Co.	59,310	8,550,130

		49,080,354

Airlines—0.5%

United Continental Holdings, Inc.[1]	99,096	6,983,295

Commercial Services & Supplies—3.3%

Johnson Controls International plc	438,431	19,282,195

Republic Services, Inc., Cl. A2	422,050	24,217,229

		43,499,424

Construction & Engineering—0.3%

Granite Construction, Inc.	68,690	3,855,570

Industrial Conglomerates—2.9%

General Electric Co.	682,670	20,275,299

Honeywell International, Inc.[2]	156,200	18,481,584

		38,756,883

Road & Rail—0.3%

Union Pacific Corp.	38,710	4,125,712

Information Technology—7.3%

Communications Equipment—1.0%

Cisco Systems, Inc.	427,150	13,122,048

Internet Software & Services—2.5%

Alphabet, Inc., Cl. A1,2	41,150	33,750,818

Semiconductors & Semiconductor Equipment—2.0%

QUALCOMM, Inc.[2]	104,430	5,579,695

Xilinx, Inc.[2]	360,170	20,961,894

		26,541,589

Technology Hardware, Storage & Peripherals—1.8%

Apple, Inc.[2]	191,986	23,297,501

Materials—4.2%

Chemicals—2.0%

Celanese Corp., Cl. A	166,840	14,081,296

Methanex Corp.	245,295	12,277,015

		26,358,311

Containers & Packaging—2.2%

Packaging Corp. of America	130,620	12,040,552

Sonoco Products Co.	301,270	16,554,786

		28,595,338

3         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Telecommunication Services—2.6%

Diversified Telecommunication Services—2.6%

AT&T, Inc.[2]	273,480	$11,529,917

BCE, Inc.	267,420	12,065,990

Verizon Communications, Inc.	210,150	10,299,452

		33,895,359

Utilities—2.6%

Electric Utilities—2.1%

Edison International	251,900	18,358,472

PG&E Corp.	158,330	9,799,044

		28,157,516

Multi-Utilities—0.5%

CMS Energy Corp.	149,850	6,383,610

Total Common Stocks (Cost $637,650,411)		757,591,323

Preferred Stocks—1.0%

M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	5,167	5,192,835

M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	7,500	7,537,500

Total Preferred Stocks (Cost $12,684,599)		12,730,335
	Units

Rights, Warrants and Certificates—0.0%

Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[1]	362	2,896

Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[1]	64	448

Total Rights, Warrants and Certificates (Cost $48,406)		3,344
	Principal Amount

Asset-Backed Securities—5.4%

Airspeed Ltd.:
Series 2007-1A, Cl. G1, 1.037%, 6/15/32[3,4]	$5,259,216	4,169,517
Series 2007-1A, Cl. G2, 1.047%, 6/15/32[3,4]	6,048,098	4,957,027

Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 1.068%, 9/15/41[3,4]	11,062,080	7,266,570

GSAMP Trust:
Series 2005-HE4, Cl. M3, 1.291%, 7/25/45[4]	3,300,000	2,832,942
Series 2005-HE5, Cl. M3, 1.231%, 11/25/35[4]	8,121,777	6,610,491

JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 1.221%, 12/25/35[4]	1,836,000	1,764,022

New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 1.506%, 6/25/35[4]	5,500,000	4,760,076

Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 1.251%, 8/25/35[4]	4,980,567	4,758,545

RASC Series Trust:
Series 2005-KS8, Cl. M5, 1.411%, 8/25/35[4]	2,993,634	2,631,894
Series 2006-KS2, Cl. M2, 1.161%, 3/25/36[4]	14,625,000	11,899,277

Raspro Trust, Series 2005-1A, Cl. G, 1.397%, 3/23/24[3,4]	15,837,364	15,045,496

Saxon Asset Securities Trust, Series 2007-3, Cl. 2A4, 1.261%, 9/25/47[4]	7,595,000	4,604,732

Total Asset-Backed Securities (Cost $69,711,672)		71,300,589

4         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Mortgage-Backed Obligations—4.3%
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Cl. M1, 1.401%, 4/25/34[4]	$3,558,338	$3,124,540
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 1.551%, 6/25/35[4]	4,000,000	3,822,807
Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 2.556%, 11/25/34[4]	3,226,945	2,993,725
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Cl. M3, 1.716%, 10/25/34[4]	1,250,000	1,143,004
First NLC Trust, Series 2005-4, Cl. A4, 1.161%, 2/25/36[4]	11,003,000	10,363,309
Home Equity Asset Trust, Series 2005-5, Cl. M2, 1.536%, 11/25/35[4]	1,888,088	1,842,996
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 1.261%, 8/25/35[4]	1,298,061	1,261,421
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 3.058%, 4/21/34[4]	369,576	375,828
RAMP Trust:
Series 2005-RS2, Cl. M4, 1.491%, 2/25/35[4]	4,469,000	4,118,150
Series 2005-RS6, Cl. M2, 1.536%, 6/25/35[4]	694,589	687,328
Series 2006-EFC1, Cl. M2, 1.171%, 2/25/36[4]	5,490,000	4,711,867
Series 2006-NC3, Cl. A3, 1.041%, 3/25/36[4]	16,698,000	15,090,671
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 1.091%, 5/25/37[3,4]	8,048,745	7,814,803
Total Mortgage-Backed Obligations (Cost $44,964,295)		57,350,449
Non-Convertible Corporate Bonds and Notes—12.3%
Consumer Discretionary—0.3%
Automobiles—0.3%
American Honda Finance Corp., 1.50% Sr. Unsec. Nts., 11/19/18	2,000,000	1,996,366
Daimler Finance North America LLC, 1.875% Sr. Unsec. Nts., 1/11/18[3]	1,500,000	1,504,065
		3,500,431
Media—0.0%
Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[3]	440,000	452,100
Consumer Staples—0.1%
Beverages—0.1%
PepsiCo, Inc., 1.35% Sr. Unsec. Nts., 10/4/19	2,000,000	1,986,192
Energy—2.2%
Oil, Gas & Consumable Fuels—2.2%
Cheniere Corpus Christi Holdings LLC, 7% Sr. Sec. Nts., 6/30/24[3]	210,000	235,462
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[3]	25,415,000	27,640,846
Sabine Pass Liquefaction LLC, 5.875% Sr. Sec. Nts., 6/30/26[3]	215,000	239,725
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	1,310,000	1,309,988
		29,426,021
Financials—8.2%
Capital Markets—1.3%
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,5]	54,000	43,497

5         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Goldman Sachs Group, Inc. (The):
6.15% Sr. Unsec. Nts., 4/1/18	$2,000,000	$2,099,198
5.70% Jr. Sub. Perpetual Bonds, Series L4,5	13,700,000	14,157,580
Morgan Stanley, 6.625% Sr. Unsec. Nts., 4/1/18	1,350,000	1,424,426
		17,724,701
Commercial Banks—6.9%
Bank of America Corp.:
2.00% Sr. Unsec. Nts., 1/11/18	2,000,000	2,007,264
8.00% Jr. Sub. Perpetual Bonds, Series K4,5	14,609,000	15,102,054
Bank of Montreal:
1.553% Sr. Unsec. Nts., 12/12/19[4]	800,000	802,207
2.10% Sr. Unsec. Nts., 12/12/19	1,200,000	1,201,284
Bank of Nova Scotia (The), 1.65% Sr. Unsec. Nts., 6/14/19	2,000,000	1,985,172
Citigroup, Inc.:
1.55% Sr. Unsec. Nts., 8/14/17	2,000,000	2,000,870
5.875% Jr. Sub. Perpetual Bonds[4,5]	14,823,000	15,304,747
Commonwealth Bank of Australia, 1.375% Sr. Unsec. Nts., 9/6/18[3]	2,000,000	1,987,502
ERAC USA Finance LLC, 2.75% Sr. Unsec. Nts., 3/15/17[3]	3,000,000	3,005,811
JPMorgan Chase & Co.:
6.00% Sr. Unsec. Nts., 1/15/18	3,000,000	3,124,122
7.90% Jr. Sub. Perpetual Bonds, Series 1[4,5]	15,324,000	15,822,030
Nordea Bank AB, 1.625% Sr. Unsec. Nts., 9/30/19[3]	1,000,000	987,795
Royal Bank of Canada, 1.625% Sr. Unsec. Nts., 4/15/19	2,000,000	1,986,566
Skandinaviska Enskilda Banken AB, 1.527% Sr. Unsec. Nts., 9/13/19[3,4]	1,300,000	1,301,759
Societe Generale SA:
2.078% Sr. Unsec. Nts., 10/1/18[4]	1,000,000	1,009,009
2.625% Sr. Unsec. Nts., 10/1/18	1,000,000	1,012,851
Sumitomo Mitsui Banking Corp., 1.966% Sr. Unsec. Nts., 1/11/19	750,000	749,291
SunTrust Banks, Inc., 6% Sr. Unsec. Nts., 9/11/17	2,250,000	2,309,906
Svenska Handelsbanken AB, 1.50% Sr. Unsec. Nts., 9/6/19	1,500,000	1,476,533
Toronto-Dominion Bank (The), 1.458% Sr. Unsec. Nts., 1/18/19[4]	1,200,000	1,201,022
Wells Fargo & Co.:
5.625% Sr. Unsec. Nts., 12/11/17	1,000,000	1,034,743
7.98% Jr. Sub. Perpetual Bonds, Series K4,5	14,821,000	15,580,576
		90,993,114
Industrials—0.2%
Road & Rail—0.2%
Ryder System, Inc., 2.50% Sr. Unsec. Nts., 3/1/17	2,000,000	2,002,612
Information Technology—0.0%
Software—0.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42% Sr. Sec. Nts., 6/15/21[3]	210,000	219,403

6         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Materials—0.0%
Containers & Packaging—0.0%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, 4.523% Sr. Sec. Nts., 7/15/21[3,4]	$135,000	$139,219
Telecommunication Services—0.2%
Diversified Telecommunication Services—0.2%
Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[3]	2,286,000	2,288,416
Utilities—1.1%
Electric Utilities—0.1%
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	1,204,000	1,205,233
Independent Power and Renewable Electricity Producers—1.0%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[3,6]	9,870,222	13,472,852
Total Non-Convertible Corporate Bonds and Notes (Cost $157,949,639)		163,410,294
Convertible Corporate Bond and Note—0.5%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[7] (Cost $6,809,910)	6,550,000	6,852,937
Corporate Loans—10.3%
Consumer Discretionary—3.1%
Auto Components—0.1%
FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[4]	260,690	248,796
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.063%, 4/23/20[4]	326,439	327,765
		576,561
Automobiles—0.1%
Federal-Mogul Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 4/3/18[4]	237,831	237,336
Tranche C, 4.75%, 4/15/21[4]	1,066,811	1,060,143
		1,297,479
Distributors—0.5%
Albertsons LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 3.778%, 8/25/21[4]	321,048	323,135
Tranche B6, 4.00%, 6/22/23[4]	261,459	263,441
Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.25%-5.313%, 7/29/22[4]	377,532	345,560
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.016%, 6/5/20[4]	407,744	403,072
Tranche B, 5.97%, 12/15/23[4]	490,000	477,252
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.50%, 9/26/19[4]	119,625	120,373

7         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Distributors (Continued)
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: (Continued) Tranche B, 5.043%, 1/27/24[4,8]	$83,738	$84,017
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.53%, 8/13/21[4]	130,000	130,748
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/10/19[4]	48,857	49,223
Capital Automotive LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.00%, 4/30/20[4]	596,672	605,622
CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.516%, 11/8/23[4]	225,267	227,589
Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[4]	880,512	440,806
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.778%, 8/18/23[4]	444,317	449,131
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/23/23[4]	345,625	347,065
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 8/16/23[4]	94,763	95,497
Men’s Wearhouse, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/18/21[4]	154,434	152,632
Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 1/30/23[4]	165,215	165,023
Moran Foods LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 12/5/23[4]	65,000	64,878
Nature’s Bounty Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 5/5/23[4]	99,500	100,329
Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.82%-4.24%, 8/19/22[4]	134,663	135,196
Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.25%, 1/26/23[4,8]	258,962	255,847
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/11/22[4]	555,238	551,117
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 3/21/19[4]	179,535	180,906
		5,968,459
Diversified Consumer Services—0.1%
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%-7.25%, 5/8/20[4]	146,905	141,763
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[4]	473,957	473,301
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/1/21[4]	315,549	303,190
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/1/22[4]	89,964	78,569
Koosharem LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.50%, 5/15/20[4,8]	228,432	213,727

8         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value

Diversified Consumer Services (Continued)

Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 5.00%, 3/31/21[4]	$437,248	$443,806

		1,654,356

Hotels, Restaurants & Leisure—0.6%

Amaya Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/29/21[4]	486,122	489,464

American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/7/22[4]	76,466	77,183

AMF Bowling Centers, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 9/19/23[4]	220,792	221,712

Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.775%, 9/15/23[4]	319,200	322,620

Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 1.50%, 3/1/17[4,9]	53,125	58,637

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 1.50%, 12/31/17[4,9]	61,938	73,654
Tranche B6, 1.50%, 3/1/17[4,9]	176,047	199,447
Tranche B7, 1.50%, 1/28/18[4,9]	144,168	172,483

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[4]	782,153	792,174

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[4]	728,346	735,174

CEC Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/14/21[4]	274,784	273,954

Cinemark USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.09%, 5/9/22[4]	25,000	25,318

Corner Investment Propco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.00%, 11/2/19[4]	270,808	273,516

Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/25/22[4]	220,732	223,005

Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.998%, 11/30/23[4]	80,000	81,050

Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-4.54%, 11/21/19[4]	517,495	523,964

Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.271%, 10/25/23[4]	19,900	20,129

Jacobs Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/29/18[4]	246,931	247,548

La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.772%, 4/14/21[4]	232,907	234,035

Live Nation Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.313%, 10/31/23[4]	34,913	35,240

MGM Growth Properties Operating Partnership LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.528%, 4/25/23[4]	33,915	34,190

Penn National Gaming, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 1/13/24[4,8]	50,000	50,479

Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 6.00%, 10/18/20[4]	229,753	232,280
Tranche B2, 6.00%-6.022%, 10/1/21[4]	291,908	295,166

9       OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.248%, 5/14/20[4]	$96,618	$97,198

Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.77%, 6/8/23[4]	437,800	442,006

Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.03%-4.25%, 4/2/20[4,8]	1,156,153	1,030,060

		7,261,686

Household Durables—0.1%

Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.271%, 10/27/22[4]	69,825	70,872

Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%-4.278%, 9/7/23[4]	413,963	418,126

Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 11/8/23[4]	515,000	515,322

SRAM LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%- 5.75%, 4/10/20[4]	173,276	172,409

Wilton Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 8/30/18[4]	145,214	142,552

		1,319,281

Leisure Products—0.0%

Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/14/20[4]	52,891	53,287

Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 10/26/20[4]	94,089	94,972

		148,259

Media—1.2%

Altice US Finance I Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.778%, 1/15/25[4]	65,000	65,853

Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 10/3/23[4]	204,488	206,507

Charter Communications Operating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche 1, 3.01%, 1/23/23[4]	570,688	573,439
Tranche H, 2.00%, 1/15/22[4,8]	89,774	90,014

Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/1/21[4]	516,428	453,811

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.528%, 1/30/19[4]	2,681,691	2,254,632

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 8.278%, 7/30/19[4]	57,055	47,962

CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.767%, 10/11/24[4]	74,813	75,759

Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.539%, 2/26/20[4]	619,394	618,620

DigitalGlobe, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.528%, 1/15/24[4]	195,000	196,422

Endemol, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 8/11/21[4]	913	837

10         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value

Media (Continued)

Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/30/21[4]	$597,240	$601,719

Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[4]	147,097	127,331

Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B3, 7.00%, 5/22/18[4]	95,153	95,581
Tranche B4, 6.993%, 8/4/19[4]	281,960	282,665
Tranche B5, 7.00%, 12/31/19[4]	184,082	184,964

Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[4]	240,000	236,657

ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 11/23/20[4]	847,109	854,168

Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 4/22/20[4]	465,000	465,581

Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.523%, 1/7/22[4]	40,000	39,960

Lions Gate Entertainment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.766%, 12/8/23[4]	470,000	474,113

Mediacom Illinois LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 3.00%, 2/19/24[4,8]	35,000	35,219

MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 8/11/21[4]	356,146	326,541

Mergermarket USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 2/4/21[4]	146,053	145,140

MH Sub I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[4]	321,389	323,699

Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.902%, 9/26/23[4,8]	83,098	84,033

NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/22/20[4]	210,731	211,785

Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.902%, 9/26/23[4,8]	886,902	896,879

Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 12/12/23[4,8]	480,000	484,457

Sable International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.528%, 12/30/22[4]	170,000	172,036

Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[4]	286,556	281,899

SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B10, 4.289%, 1/14/25[4,8]	415,958	419,709

Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.03%, 1/3/24[4]	306,000	307,376

Technicolor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.039%, 7/11/20[4]	151,510	152,172

Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AF, 3.767%, 1/31/25[4,8]	340,000	343,734

Tribune Media Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.77%, 12/27/20[4]	464,347	467,029

Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C3, 4.00%, 3/1/20[4]	97,101	97,374

11         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Media (Continued)

UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AN, 3.767%, 8/31/24[4,8]	$414,000	$415,996

Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche I, 2.75%, 1/31/25[4,8]	450,000	453,375

WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.04%, 10/12/19[4]	356,847	359,211

WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/18/23[4]	802,988	809,913

William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.29%, 5/6/21[4]	655,906	660,313

WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 11/1/23[4]	180,000	181,162

Yankee Cable Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/1/20[4]	417,945	421,826

YP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 12.25%, 6/4/18[4]	43,289	43,181

		16,040,654

Multiline Retail—0.4%

Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[4]	7,041,784	5,868,151

Specialty Retail—0.0%

Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.54%, 8/30/21[4]	279,714	283,444

Consumer Staples—0.6%

Beverages—0.6%

Burger King, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/10/21[4]	228,839	231,249

Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/2/21[4,8]	59,000	59,590

Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 8/3/22[4]	268,254	271,439

KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.518%, 6/16/23[4]	233,825	237,274

Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 10/4/23[4]	275,000	277,996

Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 1/13/23[4,8]	6,802,650	6,843,575

		7,921,123

Food & Staples Retailing—0.0%

Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.75%, 8/21/20[4]	63,202	63,547

Food Products—0.0%

CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/20[4]	178,927	165,116

12         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value

Food Products (Continued)

Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-6.00%, 11/1/18[4]	$92,219	$92,796

		257,912

Energy—0.2%

Energy Equipment & Services—0.2%

AFGlobal Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/19/19[4,8]	59,962	33,878

American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 8/4/20[4]	253,584	155,954

California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.375%, 12/31/21[4]	115,000	129,758

Chesapeake Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.50%, 8/23/21[4]	175,000	191,789

Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.063%, 3/31/21[4,8]	203,944	158,566

Drillships Ocean Ventures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.563%, 7/25/21[4,8]	139,362	123,219

Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/2/21[4]	496,519	502,648

Energy Transfer Equity LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.387%, 12/2/19[4]	60,000	60,161

ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/20/21[4]	312,135	218,494

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 8/31/20[4,8]	48,000	46,620

Floatel International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 6/27/20[4]	68,823	56,779

Gulf Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 8/25/23[4]	239,400	242,692

HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 6/18/20[4]	139,678	115,234

HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 6/18/20[4,8]	99,884	82,405

MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/31/20[4]	183,014	184,243

ProPetro Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/30/19[4]	139,591	138,108

Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/12/21[4]	456,420	336,895

Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/16/20[4,8]	16,186	14,406

Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/16/20[4,8]	6,036	5,373

		2,797,222

Oil, Gas & Consumable Fuels—0.0%

Sheridan Investment Partners II-A LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/16/20[4,8]	116,614	103,786

13         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/29/21[4]	$201,888	$166,389
		270,175
Financials—0.8%
Capital Markets—0.0%
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 11/23/20[4]	127,948	128,828
Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.96%, 5/23/21[4,8,10]	469,403	437,131
		565,959
Commercial Banks—0.2%
Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.753%, 8/12/22[4]	106,822	107,412
DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%-4.289%, 11/4/21[4]	247,487	249,086
Fly Funding II Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.64%, 2/9/22[4]	59,130	59,648
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/2/20[4]	560,257	562,533
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/9/22[4]	261,436	262,809
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 7/1/20[4]	303,391	308,124
NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/8/24[4]	375,000	380,234
		1,929,846
Consumer Finance—0.0%
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 9/29/20[4]	199,364	199,676
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 9/29/21[4]	76,013	74,873
		274,549
Diversified Financial Services—0.6%
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 2/26/21[4]	7,720,000	7,785,620
Health Care—0.4%
Health Care Equipment & Supplies—0.4%
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.125%, 4/30/22[4]	94,978	89,042
Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/28/22[4]	93,331	93,185
Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/16/21[4]	182,206	184,940
Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%-4.259%, 6/3/19[4]	221,907	219,965

14         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Alvogen Pharma US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 4/1/22[4,8]	$61,474	$60,014
Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/4/21[4]	103,613	103,872
CareCore National LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/5/21[4]	75,069	75,069
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/7/19[4]	189,159	182,066
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 3.75%, 12/31/19[4]	137,622	131,042
Tranche H, 4.00%, 1/27/21[4]	437,998	415,277
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 6/8/20[4]	387,086	378,780
Drumm Investors LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 5/4/18[4]	164,869	163,152
Genoa a QoL Healthcare Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 10/30/23[4]	84,788	85,349
HCR Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/6/18[4]	169,073	157,340
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.293%, 1/26/24[4,8]	330,000	330,619
Tranche F1, 5.00%, 11/4/20[4]	389,966	391,103
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 6.50%, 11/30/18[4]	153,887	132,342
MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 5/25/23[4]	260,666	264,637
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/31/21[4]	209,320	210,079
National Surgical Hospitals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/1/22[4]	49,151	49,304
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 7/31/19[4]	110,344	101,976
Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 11/27/20[4]	260,105	243,523
Ortho-Clinical Diagnostics, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 4.75%, 6/30/21[4]	119,181	118,538
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 8/18/22[4]	319,432	322,027
Quorum Health Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.789%, 4/29/22[4]	67,524	66,976
Sterigenics-Nordion Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/15/22[4]	187,053	188,102
Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 1/12/24[4,8]	240,000	240,000
		4,998,319
Health Care Providers & Services—0.0%
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.313%, 4/9/21[4]	463,108	465,037

15         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Technology—0.0%
Vitera Healthcare Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/4/20[4]	$163,998	$163,588
Life Sciences Tools & Services—0.0%
DPx Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/11/21[4]	103,835	104,646
Industrials—2.2%
Aerospace & Defense—0.0%
Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/9/20[4]	200,637	199,550
Commercial Services & Supplies—0.6%
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/18/21[4]	122,752	123,110
Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%-4.789%, 7/28/22[4]	315,531	317,504
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 4.028%, 7/8/20[4]	47,311	47,684
Tranche B4, 4.25%, 8/4/22[4]	729,269	737,565
Tranche B5, 4.75%, 11/3/23[4]	166,207	168,160
Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/22/21[4]	504,410	505,671
Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 12/8/23[4]	125,000	127,188
Ceridian HCM Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-4.539%, 9/15/20[4]	217,233	217,052
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.539%, 3/19/21[4]	68,096	60,180
CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%-6.539%, 3/14/21[4]	136,747	120,851
Compass Group Diversified Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/4/21[4]	139,300	140,606
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/20/19[4]	209,429	168,590
Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5.028%, 8/12/20[4]	82,875	83,704
Tranche B2, 5.75%, 8/14/23[4]	210,118	212,131
First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/30/22[4]	202,904	198,085
First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 12/15/23[4,8]	115,000	115,431
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 11/6/20[4,8]	498,260	500,555
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/31/21[4]	570,348	573,912
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/27/21[4]	154,791	153,509
Kindercare Education LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 8/13/22[4]	274,313	276,027

16         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.509%, 3/17/21[4]	$366,536	$370,889
Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.50%, 4/18/19[4]	102,136	99,901
Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 4/17/20[4]	45,073	42,059
LS Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/23/22[4]	182,096	185,283
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.50%, 9/30/22[4]	483,788	491,196
Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.068%, 7/1/20[4]	161,363	160,001
Prime Security Services Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 5/2/22[4,8]	264,886	268,259
Sabre GLBL, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 2/19/19[4]	330,241	332,649
Sabre, Inc., Sr. Sec. Credit Facilities Incremental 1st Lien Term Loan, Tranche B2, 4.50%, 2/19/19[4]	94,532	95,162
SourceHOV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 10/31/19[4]	154,156	140,595
Trans Union LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.278%, 4/9/21[4]	34,910	35,110
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/2/21[4]	732,021	738,884
XPO Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 11/1/21[4]	355,597	358,931
		8,166,434
Electrical Equipment—0.1%
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 1/25/21[4]	228,934	230,938
Internap Network Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 11/22/19[4]	110,731	109,070
		340,008
Industrial Conglomerates—1.1%
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[4]	57,775	56,800
Boyd Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/15/22[4]	152,959	152,577
CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.834%, 8/17/22[4]	208,939	197,186
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/12/19[4]	241,829	243,341
Doosan Bobcat, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/28/21[4]	140,029	142,128
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/5/21[4]	322,890	322,588
Generac Power Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.748%, 5/13/23[4]	134,000	135,507

17         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Industrial Conglomerates (Continued)
Harsco Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 11/2/23[4]	$100,000	$102,000
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/21[4]	183,460	184,989
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.25%, 9/28/20[4]	163,627	163,725
Tranche B, 3.00%, 9/24/23[4,8]	110,000	110,825
RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%- 3.793%, 8/21/23[4]	218,000	219,596
Sensata Technologies BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.00%, 10/14/21[4,8]	20,000	20,162
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 3.77%, 6/9/23[4,8]	11,060,283	11,049,223
Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 11/30/23[4]	375,000	380,212
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/25/21[4]	150,618	142,962
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.539%, 12/28/19[4]	234,344	232,684
		13,856,505
Machinery—0.0%
International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 8/16/19[4]	86,694	80,625
Road & Rail—0.3%
Air Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.755%, 10/6/23[4]	95,000	96,211
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.50%, 6/27/20[4,8]	50,000	50,350
Tranche B, 3.263%, 10/10/21[4]	98,990	99,670
Tranche B, 3.276%, 4/28/23[4]	125,000	125,893
Tranche B, 3.267%, 12/14/23[4,8]	260,000	261,593
Avolon TLB Borrower 1 US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 1/19/22[4,8]	960,000	969,600
Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 11/12/20[4]	341,444	326,933
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.00%, 10/6/23[4,8]	60,000	60,519
Flying Fortress, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.248%, 10/30/22[4]	40,000	40,320
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.00%, 7/29/22[4]	207,673	208,400
Tranche B2, 4.00%, 7/29/22[4]	61,631	61,846
Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/18/22[4]	103,616	104,091
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.185%, 2/23/22[4]	982,800	969,729

18         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value

Road & Rail (Continued)

YRC Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.50%, 2/13/19[4]	$569,485	$568,773

		3,943,928

Trading Companies & Distributors—0.0%

Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 2/8/19[4]	406,682	216,050
Transportation Infrastructure—0.1%

Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 3.77%, 4/30/19[4]	107,558	108,714

MPG Holdco I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 10/20/21[4]	119,241	119,713

MPG Holdco I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 10/20/21[4,8]	25,000	25,099

Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/7/20[4]	785,906	797,203

TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/22[4]	567,253	571,507

		1,622,236

Information Technology—0.7%

Communications Equipment—0.0%

Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.25%, 7/17/20[4]	378,071	344,989
Electronic Equipment, Instruments, & Components—0.0%

Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/14/21[4]	248,581	246,768

Internet Software & Services—0.6%

Abacus Innovations Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.528%, 8/16/23[4,8]	290,000	291,812

Aptean, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/20/22[4]	165,000	167,406

Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.282%, 4/30/20[4,6]	957,323	804,391

Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor In Possession, 8.50%, 1/23/18[4,8]	215,000	221,773

Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.023%, 6/30/21[4]	322,442	324,054

Cavium, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.778%, 8/10/22[4]	131,196	132,836

CDW LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.25%, 8/17/23[4]	402,975	406,025

CommScope, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.278%, 12/29/22[4]	34,912	35,319

Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.25%, 12/15/21[4,8]	241,980	242,978

19         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Internet Software & Services (Continued)

Cypress Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/5/21[4]	$390,000	$398,775

Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.03%, 9/7/23[4]	807,975	815,845

Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 6/1/22[4]	178,571	179,732

First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 3.775%, 3/24/21[4]	345,660	347,956
Tranche B, 3.775%, 7/10/22[4]	139,943	141,030

Genesys Telecommunications Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.025%, 12/1/23[4]	140,000	141,728

Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/5/22[4]	280,336	279,810

Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 1/19/24[4,8]	130,000	131,203

Polycom, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 9/27/23[4]	151,533	152,670

Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 10/31/22[4]	230,000	233,536

Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/24/22[4]	407,690	411,672

Science Applications International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.438%, 5/4/22[4]	135,000	136,041

Synchronoss Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.082%, 1/12/24[4,8]	185,000	186,002

Tessera Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.021%, 12/1/23[4]	300,000	303,562

TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/4/20[4]	350,707	352,835

TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/31/21[4]	159,616	160,512

Uber Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/13/23[4]	59,850	60,306

Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.625%, 1/27/23[4]	446,450	424,500

Western Digital Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.52%, 4/29/23[4]	417,900	423,385

Zebra Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.446%, 10/27/21[4]	99,523	100,510

		8,008,204

Office Electronics—0.0%

BMC Foreign Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[4]	39,599	39,307

BMC Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[4]	330,049	329,663

		368,970

20         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value

Software—0.1%

Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 3.75%, 6/3/20[4]	$374,443	$374,183

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 4.75%, 4/30/20[4]	319,931	320,464
Tranche B2, 5.25%, 4/30/20[4]	9,950	9,972

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/30/21[4]	27,678	27,557

		732,176

Materials—1.6%

Chemicals—0.2%

CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 8/28/20[4]	17,783	17,894

CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 4.25%, 8/28/20[4]	156,853	157,833
Tranche B3, 4.25%, 8/28/20[4]	46,953	47,247

Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/1/20[4]	36,724	36,816

Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/23/21[4]	188,995	190,412

Huntsman International LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.778%, 4/19/19[4]	10,808	10,867

Huntsman International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.842%-3.963%, 4/1/23[4]	290,273	293,296

Ineos Styrolution US Holding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/21[4]	159,600	161,894

Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 3.75%, 5/4/18[4]	310,791	311,684
Tranche B, 3.75%, 12/15/20[4]	47,038	47,311
Tranche B, 4.25%, 3/31/22[4]	76,506	77,462

OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.025%, 8/20/19[4]	146,507	149,438

PolyOne Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.00%, 11/12/22[4,8]	7,847	7,899

Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%-6.50%, 6/13/23[4]	99,750	100,573

Royal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/20/22[4]	227,062	229,048

Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 8/2/21[4]	55,929	56,165

Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 3/19/20[4]	420,814	422,200

Univar USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.519%-4.25%, 7/1/22[4]	414,060	414,189

Versum Materials, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.498%, 9/29/23[4]	129,675	130,918

		2,863,146

21         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Construction Materials—0.1%

American Builders & Contractors Supply Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.526%, 10/31/23[4,8]	$90,000	$90,801

Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.748%, 8/11/23[4]	238,965	239,824

CPG International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/20[4]	121,983	123,355

HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 3.748%, 8/13/21[4]	285,848	288,063
Tranche B2, 3.748%, 10/17/23[4]	179,550	181,099

Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.017%, 11/15/23[4,8]	455,000	461,175

Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.77%, 7/20/22[4]	228,850	229,945

		1,614,262

Containers & Packaging—1.2%

Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.009%, 12/17/21[4]	13,581,713	13,757,854

Berry Plastics Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.287%, 10/3/22[4]	446,438	449,368

BWAY Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 8/14/23[4]	274,313	276,913

Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/19[4]	109,386	109,318

Exopack/Coveris Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/8/19[4]	167,989	169,039

KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 8/26/22[4]	96,008	97,089

Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 4/28/20[4]	435,957	440,498

Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 2/5/23[4]	414,919	416,778

SIG Combibloc US Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 3/11/22[4]	260,993	262,841

SIG Combibloc US Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 3/11/22[4,8]	9,685	9,753

		15,989,451

Metals & Mining—0.1%
Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 10.00%, 10/5/21[4]	6,044	6,146

Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B2, 8.25%, 4/16/20[4]	69,633	66,173
Tranche B3, 8.75%, 4/17/20[4]	510,000	486,254

		558,573

Paper & Forest Products—0.0%

Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%-4.00%, 4/30/21[4]	223,591	226,177

22         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value

Telecommunication Services—0.4%

Diversified Telecommunication Services—0.4%

Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 9/10/20[4]	$261,498	$262,778

Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 4.00%, 10/5/23[4]	134,663	135,841
Tranche B2, 4.00%, 10/5/23[4,8]	215,000	216,881

FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[4]	627,638	634,993

Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/22/20[4]	468,666	467,884

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[4]	517,698	500,873

IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.54%, 2/4/22[4]	161,028	140,900

LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.248%, 4/13/20[4]	772,480	779,235

SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.25%, 3/24/21[4,8]	150,000	150,492

SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.25%, 6/10/22[4,8]	120,000	120,050

US TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.039%, 11/25/20[4,8]	178,421	179,424

West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B12, 3.278%, 6/17/23[4]	1,234,419	1,240,591

Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.77%-4.82%, 3/29/21[4]	99,750	101,022

Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 1/12/24[4,8]	490,000	493,973

		5,424,937

Utilities—0.3%

Electric Utilities—0.2%

Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 6.375%, 8/13/18[4]	41,550	41,827
Tranche B, 6.375%, 8/13/19[4]	625,065	629,232

Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B5, 3.75%, 1/15/24[4]	312,270	314,027
Tranche B7, 3.75%, 5/31/23[4]	34,912	35,127

Dayton Power & Light Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.03%, 8/24/22[4]	200,000	203,125

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/27/23[4]	235,000	237,119

EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/28/23[4]	122,935	124,349

InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/15/20[4]	296,260	291,816

MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 9/29/22[4]	74,813	74,813

NRG Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.028%, 6/30/23[4]	357,936	360,770

23         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Electric Utilities (Continued)

Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/9/20[4]	$446,708	$374,490

Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/6/23[4]	325,000	329,824

		3,016,519

Independent Power and Renewable Electricity Producers—0.1%

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/23/20[4]	1,067,354	1,073,580

Total Corporate Loans (Cost $136,948,795)		136,908,961

	Shares

Structured Security—–%

Africa Telecommunications Media & Technology Fund 1 LLC[6,7] (Cost $10,000,000)	9,542,930	—

Counter- party			Exercise Price	Expiration Date		Contracts
Over-the-Counter Option Purchased—0.1%

CNH Currency
Put[1] (Cost
$1,886,660)	CITNA-B	CNH7.300		11/29/17	CNH 608,600,000			1,421,690

		Pay/Receive
Counter-		Floating	Floating	Fixed	Expiration	Notional Amount
party		Rate	Rate	Rate	Date	(000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.3%

Interest Rate Swap maturing 1/24/29 Call[1]	GSCOI	Pay	Six-Month JPY BBA LIBOR	0.708%	1/22/19	JPY	795,000	70,811

Interest Rate Swap maturing 1/28/30[1]	GSCOI	Receive	Three-Month USD BBA LIBOR	2.974	1/24/20	USD	94,000	3,888,645

Interest Rate Swap maturing 11/21/28 Call[1]	GSCOI	Pay	Six-Month JPY BBA LIBOR	0.850	11/19/18	JPY	749,000	45,450

Interest Rate Swap maturing 11/22/27 Call[1]	GSCOI	Pay	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	8,024,000	67,408

Interest Rate Swap maturing 7/25/28 Call[1]	GSCOI	Pay	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	2,000,000	83,511

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,409,136)								4,155,825

24         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value

Short-Term Notes[13]—1.9%
Danske Corp., 1.461%, 10/20/17[11]	$3,000,000	$2,966,901

Eni Finance USA, Inc., 1.334%, 4/3/17[11]	3,000,000	2,995,092

Ford Motor Credit Co. LLC, 1.623%, 9/1/17[11]	3,000,000	2,968,600

Mondelez International, Inc., 1.083%, 4/13/17[11]	3,000,000	2,993,154

Reckitt Benckiser Group plc, 1.221%, 8/25/17[11]	3,000,000	2,979,451

Telus Corp., 1.062%, 3/24/17	3,000,000	2,995,355

Toyota Motor Credit Corp., 1.211%, 7/14/17	3,000,000	2,985,076

Vodafone Group plc, 1.536%, 10/3/17	2,000,000	1,978,290

Whirlpool Corp., 1.254%, 3/30/17	2,500,000	2,495,642

Total Short-Term Notes (Cost $25,360,234)		25,357,561
	Shares

Investment Company—2.8%
SPDR Gold Trust Exchange Traded Fund[1,12] (Cost $38,174,152)	320,310	37,011,821

Total Investments, at Value (Cost $1,148,597,909)	96.0%	1,274,095,129

Net Other Assets (Liabilities)	4.0	53,749,603

Net Assets	100.0%	$1,327,844,732

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $110,530,836. See Note 7 of accompanying Consolidated Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $92,728,368 or 6.98% of the Fund’s net assets at period end.

4. Represents the current interest rate for a variable or increasing rate security.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

7. Restricted security. The aggregate value of restricted securities at period end was $6,852,937, which represents 0.52% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Africa Telecommunications Media &
Technology Fund 1 LLC	12/20/16	$10,000,000	$—	$(10,000,000)
Clearwire Communications
LLC/Clearwire Finance, Inc., 8.25% Cv.
Sr. Unsec. Nts., 12/1/40	4/20/11	6,809,910	6,852,937	43,027

		$16,809,910	$6,852,937	$ (9,956,973)

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

9. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10. Interest or dividend is paid-in-kind, when applicable.

25         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

11. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $14,903,198 or 1.12% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

12. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

13. Current yield as of period end.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund at period end. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares January 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	149,404,417	267,104,510	416,508,927	—

				Income

Oppenheimer Institutional Government Money Market Fund, Cl. E				$34,048

	Shares Sold Short	Value

Securities Sold Short—(25.2)%
Common Stock Securities Sold Short—(25.2)%
AGCO Corp.	(266,460)	$(16,733,688)

Air Lease Corp., Cl. A	(101,760)	(3,702,029)

Aircastle Ltd.	(232,224)	(5,178,595)

Aker Solutions ASA[1]	(2,152,601)	(11,625,565)

AstraZeneca plc, ADR	(68,100)	(1,854,363)

athenahealth, Inc.[1]	(45,130)	(5,685,929)

Boeing Co. (The)	(127,184)	(20,784,409)

Caterpillar, Inc.	(121,226)	(11,596,479)

CBL & Associates Properties, Inc.	(1,276,719)	(13,852,401)

Cheniere Energy, Inc.[1]	(130,000)	(6,194,500)

Cie Financiere Richemont SA	(99,273)	(7,707,714)

CNH Industrial NV	(2,051,910)	(18,385,114)

Colgate-Palmolive Co.	(102,340)	(6,609,117)

Digital Realty Trust, Inc.	(78,470)	(8,445,726)

Entergy Corp.	(57,450)	(4,115,718)

Fastenal Co.	(146,310)	(7,268,681)

Franklin Resources, Inc.	(148,650)	(5,907,351)

GlaxoSmithKline plc, Sponsored ADR	(47,620)	(1,871,942)

HP, Inc.	(563,310)	(8,477,816)

Intel Corp.	(354,250)	(13,043,485)

International Business Machines Corp.	(99,517)	(17,367,707)

Kennametal, Inc.	(160,380)	(5,731,981)

Novo Nordisk AS, Sponsored ADR	(51,880)	(1,876,500)

Pennsylvania Real Estate Investment Trust	(790,510)	(14,158,034)

26         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares Sold Short	Value

Common Stock Securities Sold Short (Continued)

Procter & Gamble Co. (The)	(88,410)	$(7,744,716)

Rio Tinto plc, Sponsored ADR	(92,277)	(4,133,087)

RLJ Lodging Trust	(736,111)	(17,085,136)

Sanofi, ADR	(45,690)	(1,863,238)

SAP SE, Sponsored ADR	(198,697)	(18,182,763)

Southern Copper Corp.	(475,025)	(18,221,959)

Subsea 7 SA1	(1,142,576)	(15,580,038)

Tiffany & Co.	(78,625)	(6,189,360)

W.W. Grainger, Inc.	(30,285)	(7,649,082)

Weingarten Realty Investors	(552,400)	(19,682,012)

Total Securities Sold Short (Proceeds $306,656,864)		$(334,506,235)

Forward Currency Exchange Contracts as of January 31, 2017
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	03/2017	USD	20,653	THB	738,000	$—	$300,487
CITNA-B	03/2017	EUR	14,035	USD	14,846	325,257	—
CITNA-B	03/2017	USD	24,894	EUR	23,535	—	545,416
DEU	03/2017	USD	8,315	CHF	8,435	—	224,394
GSCO-OT	03/2017	NOK	239,920	USD	27,932	1,163,345	—
GSCO-OT	03/2017	USD	15,861	AUD	21,185	—	193,115
GSCO-OT	03/2017	USD	15,969	CAD	20,995	—	171,022
GSCO-OT	04/2017	USD	9,183	CNH	61,000	334,957	—
GSCO-OT	03/2017	USD	10,631	GBP	8,435	12,591	—
JPM	04/2017	CNH	61,000	USD	8,725	122,340	—
JPM	11/2017	USD	13,381	CNH	95,000	—	62,752
JPM	03/2017	USD	14,831	JPY	1,725,000	—	462,270
TDB	03/2017	USD	3,489	CHF	3,560	—	115,137

Total Unrealized Appreciation and Depreciation						$1,958,490	$2,074,593

Futures Contracts as of January 31, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro-BONO	EUX	Sell	3/8/17	116	$17,311,941	$(42,727)
Euro-BTP	EUX	Sell	3/8/17	239	33,774,845	443,040
Euro-BUND	EUX	Buy	3/8/17	341	59,681,593	99,036
Euro-OAT	EUX	Sell	3/8/17	102	16,281,818	245,438
United States Treasury Nts., 5 yr.	CBT	Sell	3/31/17	187	22,041,164	28,927

						$773,714

Over-the-Counter Options Written at January 31, 2017
		Exercise	Expiration			Premiums
Description	Counterparty	Price	Date	Number of Contracts		Received	Value

CNH Currency Put	CITNA-B CNH	8.000	11/29/17	CNH	(667,000,000)	$693,680	$(428,214)

27         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps at January 31, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.24	Buy	5.000%	6/20/20	USD	19,012	$1,470,492	$(1,538,439)

CDX.IG.25	Sell	1.000	12/20/20	USD	46,105	(488,724)	828,182

CDX.IG.25	Sell	1.000	12/20/20	USD	4,110	(25,878)	73,828

CDX.IG.25	Sell	1.000	12/20/20	USD	1,400	(7,242)	25,148

iTraxx.Main.24	Buy	1.000	12/20/20	EUR	2,750	35,224	(48,147)

iTraxx.Main.24	Buy	1.000	12/20/20	EUR	40,044	642,532	(701,091)

iTraxx.Main.26	Buy	1.000	12/20/21	EUR	1,000	11,456	(14,295)

iTraxx.Main.26	Buy	1.000	12/20/21	EUR	4,640	75,772	(66,330)

Neiman Marcus
Group LLC (The)	Buy	5.000	12/20/20	USD	6,190	358,683	217,153

Total Centrally Cleared Credit Default Swaps						$2,072,315	$(1,223,991)

Over-the-Counter Credit Default Swaps at January 31, 2017
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.21	CITNA-B	Buy	5.000	12/20/18	USD	1,407	$74,649	$(124,480)

CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD	936	(109,330)	(47,242)

CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD	471	(48,278)	(23,772)

CDX.HY.25	CITNA-B	Sell	5.000	12/20/20	USD	148	91,564	(61,884)

CDX.HY.25	CITNA-B	Sell	5.000	12/20/18	USD	470	178,894	(82,953)

CDX.HY.25	CITNA-B	Sell	5.000	12/20/20	USD	293	190,563	(122,980)

CDX.NA.HY.21	CITNA-B	Buy	5.000	12/20/18	USD	7,500	(230,208)	(663,542)

CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	1,920	1,071,501	(338,860)

CDX.NA.HY.21	GSG	Sell	5.000	12/20/18	USD	584	318,928	(103,013)

CDX.NA.HY.25	GSG	Buy	5.000	12/20/20	USD	7,500	(1,297,917)	(378,542)

CDX.NA.HY.25	GSG	Sell	5.000	12/20/20	USD	2,352	1,560,755	(985,414)

Malaysia	BAC	Buy	1.000	12/20/20	USD	2,900	(136,197)	(225)

Malaysia	BAC	Buy	1.000	12/20/20	USD	854	(35,261)	(66)

Malaysia	BNP	Buy	1.000	12/20/20	USD	761	(26,351)	(59)

Malaysia	BNP	Buy	1.000	6/20/21	USD	3,820	(112,656)	21,329

Malaysia	BNP	Buy	1.000	6/20/21	USD	3,000	(85,450)	16,750

Malaysia	BNP	Buy	1.000	12/20/20	USD	10,000	(651,135)	(780)

Malaysia	BNP	Buy	1.000	12/20/20	USD	1,811	(51,082)	(141)

Malaysia	CITNA-B	Buy	1.000	12/20/20	USD	4,295	(209,624)	(335)

Malaysia	MOS-A	Buy	1.000	12/20/20	USD	10,000	(502,319)	(780)

Total Over-the-Counter Credit Default Swaps							$(8,954)	$(2,896,989)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

28         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$ 54,588,049	$ 8,907,000	BBB+ to BBB-
Non-Investment Grade Corporate Debt Indexes	2,792,839	8,907,000	B

Total	$57,380,888	$17,814,000

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at January 31, 2017
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value

GSEHOPCN Custom Basket	GSG	Pay	One-Month HKD HIBOR HKAB minus 25 basis points	6/22/17	HKD 114,195	$(4,291,915)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Custom baskets of securities: The following are the components and weights of the underlying basket of securities
Description	Shares	% of Basket

GSEHOPCN[a]:
Bank of Communications	47.272287	27.54%
China CITIC Bank	47.798711	27.84
China Everbright Bank Co. Ltd.	33.039162	19.24
China Merchants Bank Co. Ltd.	13.687244	7.97
China Minsheng Banking Corp. Ltd.	29.890824	17.41

	171.688228	100.00%

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)

29         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty Abbreviations (Continued)
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.21	Markit CDX High Yield Index
CDX.HY.24	Markit CDX High Yield Index
CDX.HY.25	Markit CDX High Yield Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
GSEHOPCN	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
iTraxx.Main.24	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.26	Credit Default Swap Trading Index for a Specific Basket of Securities
OAT	French Government Bonds

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

30         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Fundamental Alternatives Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub- Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 13,034 shares with net assets of $37,016,982 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review,

31         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

32         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair

33         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$21,616,065	$65,512	$—	$21,681,577
Consumer Staples	45,366,342	—	—	45,366,342
Energy	75,567,687	142,218	—	75,709,905
Financials	125,152,457	51,720	—	125,204,177
Health Care	113,672,942	9,552,962	90	123,225,994
Industrials	146,301,238	—	—	146,301,238
Information Technology	96,711,956	—	—	96,711,956
Materials	54,953,649	—	—	54,953,649
Telecommunication Services	33,895,359	—	—	33,895,359
Utilities	34,541,126	—	—	34,541,126
Preferred Stocks	—	12,730,335	—	12,730,335
Rights, Warrants and Certificates	—	3,344	—	3,344
Asset-Backed Securities	—	64,034,019	7,266,570	71,300,589
Mortgage-Backed Obligations	—	57,350,449	—	57,350,449

34         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Non-Convertible Corporate Bonds and Notes	$—	$163,410,294	$—	$163,410,294
Convertible Corporate Bond and Note	—	6,852,937	—	6,852,937
Corporate Loans	—	136,243,704	665,257	136,908,961
Structured Security	—	—	—	—
Over-the-Counter Option Purchased	—	1,421,690	—	1,421,690
Over-the-Counter Interest Rate
Swaptions Purchased	—	4,155,825	—	4,155,825
Short-Term Notes	—	25,357,561	—	25,357,561
Investment Company	37,011,821	—	—	37,011,821

Total Investments, at Value	784,790,642	481,372,570	7,931,917	1,274,095,129
Other Financial Instruments:
Swaps, at value	—	38,079	—	38,079
Centrally cleared swaps, at value	—	1,144,311	—	1,144,311
Futures contracts	816,441	—	—	816,441
Forward currency exchange contracts	—	1,958,490	—	1,958,490

Total Assets	$785,607,083	$484,513,450	$7,931,917	$1,278,052,450

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(299,592,918)	$(34,913,317)	$—	$(334,506,235)
Swaps, at value	—	(7,226,983)	—	(7,226,983)
Centrally cleared swaps, at value	—	(2,368,302)	—	(2,368,302)
Futures contracts	(42,727)	—	—	(42,727)
Options written, at value	—	(428,214)	—	(428,214)
Forward currency exchange contracts	—	(2,074,593)	—	(2,074,593)

Total Liabilities	$(299,635,645)	$(47,011,409)	$—	$(346,647,054)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$76,431	$(76,431)

Total Assets	$76,431	$(76,431)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

35         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds. At period end, the Fund had no holdings in IGMMF.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

36         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$13,383,708
Sold securities	1,246,926

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

37         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$22,742,223
Market Value	$14,277,243
Market Value as % of Net Assets	1.08%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $504,221, representing 0.04% of the Fund’s net assets, were subject to these forbearance agreements.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

38         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of

39         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $92,459,477 and $176,221,659, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment

40         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $53,680,800 and $83,053,250 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price

41         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,547,139 on purchased put options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $585,642 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of	Amount of
	Contracts	Premiums
Options outstanding as of
October 31, 2016	637,500,000	$792,200
Options written	1,000,000,000	1,040,000
Options exercised	(970,500,000)	(1,138,520)

Options outstanding as of
January 31, 2017	667,000,000	$693,680

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated

42         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

43         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $169,142,287 and $57,380,889 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $13,860,483 on interest rate swaps which pay a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in

44         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $14,722,767 on total return swaps which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $3,464,053.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared

45         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

46         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

7. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $393,603,306. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

8. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,163,359,071
Federal tax cost of other investments	(303,927,723)

Total federal tax cost	$859,431,348

Gross unrealized appreciation	$149,685,971
Gross unrealized depreciation	(72,729,037)

Net unrealized appreciation	$76,956,934

47         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

	Shares	Value
Common Stocks—96.8%
Consumer Discretionary—7.6%
Auto Components—1.2%
BorgWarner, Inc.	416,800	$ 17,017,944

Automobiles—1.5%
Thor Industries, Inc.	211,010	21,839,535

Hotels, Restaurants & Leisure—1.3%
Norwegian Cruise Line Holdings Ltd.[1]	161,210	7,576,870
Royal Caribbean Cruises Ltd.	115,850	10,847,036
		18,423,906

Household Durables—1.1%
Lennar Corp., Cl. A	187,380	8,366,517
Whirlpool Corp.	43,600	7,625,204
		15,991,721

Leisure Products—0.8%
Mattel, Inc.	472,100	12,373,741

Media—1.4%
Cinemark Holdings, Inc.	266,370	11,320,725
Regal Entertainment Group, Cl. A	390,100	8,839,666
		20,160,391

Specialty Retail—0.3%
Advance Auto Parts, Inc.	27,780	4,562,587

Consumer Staples—4.7%
Beverages—0.7%
Molson Coors Brewing Co., Cl. B	111,820	10,792,866

Food & Staples Retailing—1.0%
Rite Aid Corp.[1]	2,483,358	13,956,472

Food Products—1.7%
B&G Foods, Inc.	322,094	14,284,869
Tyson Foods, Inc., Cl. A	155,870	9,787,077
		24,071,946

Household Products—1.3%
Spectrum Brands Holdings, Inc.	144,700	19,301,533

Energy—8.9%
Energy Equipment & Services—3.3%
Helmerich & Payne, Inc.	277,566	19,751,597

	Shares	Value
Energy Equipment & Services (Continued)
Patterson-UTI Energy, Inc.	758,300	$ 21,262,732
TechnipFMC plc[1]	200,418	6,738,053
		47,752,382

Oil, Gas & Consumable Fuels—5.6%
Cimarex Energy Co.	185,826	25,125,534
Hess Corp.	288,170	15,613,051
Newfield Exploration Co.[1]	304,966	12,223,037
PDC Energy, Inc.[1]	104,780	7,747,433
Tesoro Corp.	71,220	5,758,137
WPX Energy, Inc.[1]	1,059,510	14,758,974
		81,226,166

Financials—28.2%
Capital Markets—2.6%
Ameriprise Financial, Inc.	72,830	8,176,624
Ares Management LP2	824,674	16,204,844
Nasdaq, Inc.	196,010	13,826,546
		38,208,014

Commercial Banks—8.2%
Associated Banc-Corp.	1,254,990	31,751,247
Glacier Bancorp, Inc.	256,340	9,107,760
Huntington Bancshares, Inc.	1,724,740	23,335,732
KeyCorp	1,156,600	20,784,102
SunTrust Banks, Inc.	488,890	27,778,730
SVB Financial Group[1]	36,370	6,264,005
		119,021,576

Consumer Finance—2.5%
Ally Financial, Inc.	678,360	14,326,963
Synchrony Financial	629,790	22,559,078
		36,886,041

Diversified Financial Services—1.5%
Voya Financial, Inc.	540,030	21,720,007

Insurance—8.0%
Arthur J. Gallagher & Co.	198,680	10,694,944
CNO Financial Group, Inc.	847,690	16,029,818
Everest Re Group Ltd.	51,810	11,394,573

1      OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Insurance (Continued)
Reinsurance Group of America, Inc., Cl. A	333,530	$ 41,848,009
Validus Holdings Ltd.	513,260	29,255,820
XL Group Ltd.	187,040	7,027,093
		116,250,257

Real Estate Investment Trusts (REITs)—4.0%
Alexandria Real Estate Equities, Inc.	74,690	8,277,146
CubeSmart	280,730	7,054,745
DCT Industrial Trust, Inc.	145,750	6,513,567
Digital Realty Trust, Inc.	127,260	13,696,994
Equity LifeStyle Properties, Inc.	84,850	6,273,809
HCP, Inc.	268,520	8,141,526
Highwoods Properties, Inc.	144,590	7,433,372
		57,391,159

Thrifts & Mortgage Finance—1.4%
Radian Group, Inc.	1,067,980	19,650,832

Health Care—6.1%
Health Care Equipment & Supplies—3.0%
Boston Scientific Corp.[1]	541,637	13,031,786
Teleflex, Inc.	89,367	14,989,527
Zimmer Biomet Holdings, Inc.	128,770	15,237,354
		43,258,667

Life Sciences Tools & Services—0.8%
Quintiles IMS Holdings, Inc.[1]	149,491	11,733,548

Pharmaceuticals—2.3%
Indivior plc	341,380	1,273,328
Indivior plc, Sponsored ADR	932,564	17,065,921
Jazz Pharmaceuticals plc[1]	122,970	14,992,503
		33,331,752
’
Industrials—15.6%
Aerospace & Defense—3.2%
Esterline Technologies Corp.[1]	180,590	15,467,534

	Shares	Value
Aerospace & Defense (Continued)
Huntington Ingalls
Industries, Inc.	106,290	$ 20,616,008
Orbital ATK, Inc.	124,850	10,855,708
		46,939,250

Air Freight & Couriers—0.9%
XPO Logistics, Inc.[1]	301,920	13,507,901

Airlines—1.0%
Air Canada[1]	1,372,443	14,124,497

Building Products—0.4%
JELD-WEN Holding, Inc.[1]	234,462	6,346,886

Commercial Services & Supplies—0.8%
Deluxe Corp.	151,860	11,063,001

Electrical Equipment—2.5%
Eaton Corp. plc[1]	307,720	21,780,422
Hubbell, Inc., Cl. B	119,080	14,537,286
		36,317,708

Machinery—3.8%
Astec Industries, Inc.	162,440	11,367,551
Parker-Hannifin Corp.	126,350	18,589,875
Pentair plc	217,150	12,731,505
Xylem, Inc.	254,490	12,548,902
		55,237,833

Marine—0.8%
Kirby Corp.[1]	168,240	10,843,068

Professional Services—0.7%
Nielsen Holdings plc	248,220	10,154,680

Road & Rail—0.7%
Kansas City Southern	24,660	2,118,541
Swift Transportation Co., Cl. A1	364,470	8,320,850
		10,439,391

Trading Companies & Distributors—0.8%
HD Supply Holdings, Inc.[1]	282,210	11,937,483

Information Technology—12.1%
Electronic Equipment, Instruments, & Components—3.6%
Avnet, Inc.	553,930	25,724,509
Dolby Laboratories, Inc., Cl. A	226,220	10,838,200
Flex Ltd.[1]	991,550	15,537,589
		52,100,298

2      OPPENHEIMER MID CAP VALUE FUND

	Shares	Value
IT Services—0.7%
First Data Corp., Cl. A1	630,910	$ 9,678,159

Semiconductors & Semiconductor Equipment—3.5%
Lam Research Corp.	173,350	19,910,981
Micron Technology, Inc.[1]	475,570	11,465,993
Semtech Corp.[1]	262,280	8,642,126
Skyworks Solutions, Inc.	121,850	11,178,519
		51,197,619

Software—2.9%
Check Point Software Technologies Ltd.[1]	36,940	3,648,564
Synopsys, Inc.[1]	454,070	28,556,462
Verint Systems, Inc.[1]	282,190	10,539,797
		42,744,823

Technology Hardware, Storage & Peripherals—1.4%
Western Digital Corp.	258,950	20,646,083

Materials—8.8%
Chemicals—3.1%
Eastman Chemical Co.	172,190	13,344,725
International Flavors & Fragrances, Inc.	98,340	11,526,431
PPG Industries, Inc.	108,200	10,821,082
RPM International, Inc.	183,950	9,613,227
		45,305,465

Construction Materials—0.7%
Eagle Materials, Inc.	103,150	10,787,427

Containers & Packaging—2.0%
Ball Corp.	156,500	11,934,690
WestRock Co.	317,720	16,953,539
		28,888,229

Metals & Mining—2.1%
Goldcorp, Inc.	1,134,080	18,338,074
Steel Dynamics, Inc.	339,940	11,493,371
		29,831,445

Paper & Forest Products—0.9%
Louisiana-Pacific Corp.[1]	652,730	12,486,725

	Shares	Value
Utilities—4.8%
Electric Utilities—2.2%
ALLETE, Inc.	120,290	$ 7,860,951
Alliant Energy Corp.	204,220	7,688,883
Avangrid, Inc.	108,690	4,217,172
Emera, Inc.	181,351	6,332,826
Portland General Electric Co.	133,360	5,815,830
		31,915,662

Independent Power and Renewable Electricity Producers—0.4%
AES Corp.	468,570	5,360,441

Multi-Utilities—1.5%
Ameren Corp.	183,290	9,650,218
Avista Corp.	175,390	6,777,070
MDU Resources Group, Inc.	177,070	5,197,005
		21,624,293

Water Utilities—0.7%
American Water Works Co., Inc.	142,710	10,480,622
Total Common Stocks (Cost $1,086,318,324)		1,404,882,032

Investment Company—3.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.49%[3,4] (Cost $52,438,674)	52,438,674	52,438,674

Total Investments, at Value (Cost $1,138,756,998)	100.4%	1,457,320,706
Net Other Assets (Liabilities)	(0.4)	(5,763,493)
Net Assets	100.0%	$ 1,451,557,213

3      OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares
	October 31,	Gross	Gross	Shares
	2016	Additions	Reductions	January 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	23,638,621	65,752,886	36,952,833	52,438,674

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. E			$52,438,674	$32,530

4      OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Mid Cap Value Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security

5      OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or

6      OPPENHEIMER MID CAP VALUE FUND

3. Securities Valuation (Continued)

initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

7      OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$110,369,825	$—	$—	$110,369,825
Consumer Staples	68,122,817	—	—	68,122,817
Energy	128,978,548	—	—	128,978,548
Financials	409,127,886	—	—	409,127,886
Health Care	87,050,639	1,273,328	—	88,323,967
Industrials	226,911,698	—	—	226,911,698
Information Technology	176,366,982	—	—	176,366,982
Materials	127,299,291	—	—	127,299,291
Utilities	69,381,018	—	—	69,381,018
Investment Company	52,438,674	—	—	52,438,674

Total Assets	$1,456,047,378	$1,273,328	$—	$1,457,320,706

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money

8      OPPENHEIMER MID CAP VALUE FUND

4. Investments and Risks (Continued)

market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

9      OPPENHEIMER MID CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,140,202,090

Gross unrealized appreciation	$336,109,161
Gross unrealized depreciation	(18,990,545)

Net unrealized appreciation	$317,118,616

10      OPPENHEIMER MID CAP VALUE FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/17/2017